UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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RPC, Inc.
(Name of Registrant as Specified In Its Charter)

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RPC, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
2801 Buford Highway, Suite 520, Atlanta, Georgia 30329

TO THE HOLDERS OF THE COMMON STOCK:

PLEASE TAKE NOTICE that the 2014 Annual Meeting of Stockholders of RPC, Inc., a Delaware corporation (“RPC” or the “Company”), will be held at 2170 Piedmont Road, NE, Atlanta, Georgia, 30324 on Tuesday, April 22, 2014, at 12:30 P.M., or any adjournment thereof, for the following purposes:

1.	To elect the three Class I nominees identified in the attached proxy statement to the Board of Directors;

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	To approve the proposed 2014 Stock Incentive Plan;

4.	To hold a nonbinding vote to approve executive compensation as disclosed in these materials;

5.	To vote on the stockholder proposal requesting that the Company issue a sustainability report, if properly presented at the meeting; and

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Proxy Statement dated March 17, 2014 is attached.

The Board of Directors has fixed the close of business on March 3, 2014 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

Stockholders who do not expect to be present at the meeting are urged to complete, date, sign and return the enclosed proxy. No postage is required if the enclosed envelope is mailed in the United States.

The Proxy Statement and 2013 Annual Report are available at http://www.astproxyportal.com/ast/26231/

BY ORDER OF THE BOARD OF DIRECTORS

Linda H. Graham, Secretary

Atlanta, Georgia
March 17, 2014

PROXY STATEMENT

This Proxy Statement and a form of proxy were first mailed to stockholders on or about March 17, 2014. The following information concerning the enclosed proxy and the matters to be acted upon at the Annual Meeting of the Stockholders to be held on April 22, 2014, is submitted by the Company to the stockholders in connection with the solicitation of proxies on behalf of the Company’s Board of Directors.

SOLICITATION OF AND POWER TO REVOKE PROXY

A form of proxy is enclosed. Each proxy submitted will be voted as directed, but if not otherwise specified, proxies solicited by the Board of Directors of the Company will be voted in favor of the candidates for election to the Board of Directors, in favor of ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, in favor of the proposed 2014 Stock Incentive Plan, in favor of the advisory proposal to approve executive compensation and against the stockholder proposal requesting that the Company issue a sustainability report.

A stockholder executing and delivering a proxy has power to revoke the same and the authority thereby given at any time prior to the exercise of such authority, if he so elects, by contacting either proxy holder, by timely submitting a later dated proxy changing his vote or by attending the meeting and voting in person. However, a beneficial stockholder who holds his shares in street name must secure a proxy from his broker before he can attend the meeting and vote.

CAPITAL STOCK

The outstanding capital stock of the Company on March 3, 2014 consisted of 219,289,400 shares of Common Stock, par value $0.10 per share. Holders of Common Stock are entitled to one vote (non-cumulative) for each share of such stock registered in their respective names at the close of business on March 3, 2014, the record date for determining stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. In accordance with the General Corporation Law of the state of Delaware, the election of the nominees named herein as Directors will require the affirmative vote of a plurality of the votes cast by the shares of Company Common Stock entitled to vote in the election provided that a quorum is present at the Annual Meeting. In the case of a plurality vote requirement (as in the election of directors), where no particular percentage vote is required, the outcome is solely a matter of comparing the number of votes cast for each nominee, with those nominees receiving the most votes being elected, and hence only votes for director nominees (and not abstentions) are relevant to the outcome. In this case, the three nominees receiving the most votes will be elected. The affirmative vote of a majority of a quorum of the Company’s outstanding shares of common stock present and entitled to vote at the meeting is required to approve the ratification of the appointment of the Company’s independent registered public accounting firm for fiscal year ending December 31, 2014, approve the proposed 2014 Stock Incentive Plan, approve the advisory proposal on executive compensation and approve the stockholder proposal requesting that the Company issue a sustainability report. Abstentions will have the effect of a vote against such proposals. Broker non-votes will have no effect on such proposals.

There are no rights of appraisal or similar dissenter’s rights with respect to any matter to be acted upon pursuant to this Proxy Statement. It is expected that shares held of record by officers and directors of the Company, which in the aggregate represent approximately 72 percent of the outstanding shares of Common Stock, will be voted for the nominees for directors, for the ratification of the appointment of the Company’s independent registered public accounting firm, for the proposed 2014 Stock Incentive Plan, for the approval on an advisory basis of the compensation of the Company’s named executive officers and against the stockholder proposal requesting that the Company issue a sustainability report.

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The executives named in the Summary Compensation Table, and the name and address of each stockholder (or “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who owned beneficially five percent (5%) or more of the shares of Common Stock of the Company on March 3, 2014, together with the number of shares owned by each such person and the percentage of outstanding shares that ownership represents, and information as to Common Stock ownership of the directors and executive officers of the Company as a group (according to information received by the Company), are set out below:

	Amount		Percent of
	Beneficially		Outstanding
Name and Address of Beneficial Owner	Owned (1)		Shares

R. Randall Rollins	145,411,744	(2)	66.3
Chairman of the Board
2170 Piedmont Road, NE
Atlanta, Georgia 30324

Gary W. Rollins	149,272,377	(3)	68.1
Vice Chairman and Chief Executive Officer, Rollins, Inc.
2170 Piedmont Road, NE
Atlanta, Georgia 30324

Richard A. Hubbell	2,875,374	(4)	1.3
President and Chief Executive Officer
2801 Buford Highway, Suite 520
Atlanta, Georgia 30329

Linda H. Graham	931,395	(5)	**
Vice President and Secretary
2170 Piedmont Road, NE
Atlanta, Georgia 30324

Ben M. Palmer	608,320	(6)	**
Vice President, Chief Financial Officer and Treasurer
2801 Buford Highway, Suite 520
Atlanta, Georgia 30329

All Directors and Executive Officers as a group	157,674,694	(7)	71.9
(10 persons)

** Less than one percent

(1)	Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.

(2)
Includes 3,377,514 shares of Company Common Stock in two trusts of which he is Co-Trustee and as to which he shares voting and investment power. Also includes 129,460,465 shares of the Company Common Stock held by RFPS Management Company II, L.P. of which RFA Management Company, LLC (“General Partner”), a Georgia limited liability company, is the general partner. The voting interests of the General Partner are held by two revocable trusts, one of which each of Mr. Gary W. Rollins or Mr. R. Randall Rollins is the grantor and sole trustee. LOR, Inc. is the manager of the General Partner. Also includes 11,292,525 shares of the Company Common Stock held by RFT Investment Company, LLC of which LOR, Inc. is the manager. Mr. R. Randall Rollins and Mr. Gary W. Rollins have voting control of LOR, Inc. Included herein are 272,250 shares of restricted stock awards for Company Common Stock. This also includes 251,471 shares of Company Common Stock held by his wife, as to which Mr. Rollins disclaims any beneficial interest. Mr. Rollins is part of a control group holding Company securities that includes Mr. Gary W. Rollins, as disclosed on a Schedule 13D on file with the U.S. Securities and Exchange Commission.

(3)
Includes 3,377,514 shares of the Company Common Stock in two trusts of which he is Co-Trustee and as to which he shares voting and investment power. Also includes 676,478 shares of Company Common Stock held as Trustee, Guardian or Custodian for his children. Also includes 129,460,465 shares of the Company Common Stock held by RFPS Management Company II, L.P. The voting interests of the General Partner are held by two revocable trusts, one of which each of Mr. Gary W. Rollins or Mr. R. Randall Rollins is the grantor and sole trustee. LOR, Inc. is the manager of the General Partner. Also includes 11,292,525 shares of the Company Common Stock held by RFT Investment Company, LLC of which LOR, Inc. is the manager. Mr. R. Randall Rollins and Mr. Gary W. Rollins have voting control of LOR, Inc. Mr. Rollins is part of a control group holding Company securities that includes Mr. R. Randall Rollins, as disclosed on a Schedule 13D on file with the U.S. Securities and Exchange Commission.

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(4)	Includes 272,250 shares of restricted stock awards for Company Common Stock.

(5)	Includes 86,950 shares of restricted stock awards for Company Common Stock.

(6)	Includes 165,150 shares of restricted stock awards for Company Common Stock.

(7)
Shares held in trusts as to which more than one officer and/or director are Co-Trustees or entities in which there is common ownership have been included only once. Includes 796,600 shares of restricted stock awards for Company Common Stock awarded and issued to all of the executive officers pursuant to the Company’s 2004 Stock Incentive Plan.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, Messrs. R. Randall Rollins, Henry B. Tippie and James B. Williams will be nominated to serve as Class I directors. The nominees for election at the 2014 Annual Meeting are all now directors of the Company. The directors in each class serve for a term of three years. The director nominees will serve in their respective class until their successors are elected and qualified. Six other individuals serve as directors but are not standing for re-election because their terms as directors extend past this Annual Meeting pursuant to provisions of the Company’s Bylaws that provide for the election of directors for staggered terms, with each director serving a term of three years. Unless authority is withheld, the proxy holders will vote for the election of each nominee named below. Although management does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as a director at the time of the election, unless authority is withheld, the proxies will be voted for any nominee who shall be designated by the present Board of Directors and recommended by the Nominating and Governance Committee, to fill such vacancy.

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Director Qualifications

The name and age of each of our directors and each of the nominees, his or her principal occupation, together with the number of shares of Common Stock beneficially owned, directly or indirectly, by each and the percentage of outstanding shares that ownership represents, all as of the close of business on March 3, 2014 (according to information received by the Company), other board memberships and the period during which he or she has served us as a director are set forth as follows:
Names of Directors	Principal Occupation (1)	Service as Director	Age	Shares of Common Stock (2)		Percent of Outstanding Shares

Names of Director Nominees

Class I (Current Term Expires 2014; New Term Will Expire 2017)

R. Randall Rollins(3)	Chairman of the Board of the Company; Chairman of the Board of Marine Products Corporation (boat manufacturing); Chairman of the Board of Rollins, Inc. (consumer services).	1984 to date	82	145,411,744	(4)	66.3

Henry B. Tippie	Presiding Director of the Company; Chairman of the Board and Chief Executive Officer of Tippie Services, Inc. (management services); Chairman of the Board of Dover Downs Gaming & Entertainment, Inc. (operator of multi-purpose gaming and entertainment complex); Chairman of the Board of Dover Motorsports, Inc. (operator of motor racing tracks).	1984 to date	87	2,396,254	(5)	1.1

James B. Williams	Retired Chairman of the Executive Committee, SunTrust Banks, Inc. (bank holding company) from 1998 to April 2004 and Chairman of the Board and Chief Executive Officer of SunTrust Banks, Inc. from 1991 to 1998.	1984 to date	80	303,750		**

Names of Directors Whose Terms Have Not Expired

Class II (Term Expires 2015)

Gary W. Rollins(3)	Vice Chairman and Chief Executive Officer of Rollins, Inc. (consumer services).	1984 to date	69	149,272,377	(6)	68.1

Richard A. Hubbell	President and Chief Executive Officer of the Company; President and Chief Executive Officer of Marine Products Corporation (boat manufacturing).	1987 to date	69	2,875,374	(7)	1.3

Larry L. Prince	Retired Chairman of the Board of Directors of Genuine Parts Company (automotive parts distributor).	April 2009 to date	75	4,500		**

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Names of Directors	Principal Occupation (1)	Service as Director	Age	Shares of Common Stock (2)		Percent of Outstanding Shares

Class III (Term Expires 2016)

Linda H. Graham	Vice President and Secretary of the Company; Vice President and Secretary of Marine Products Corporation (boat manufacturing).	2001 to date	77	931,395	(8)	**

Bill J. Dismuke	Retired President of Edwards Baking Company (manufacturer of pies and pie parts).	2005 to date	77	7,593		**

James A. Lane, Jr.	Executive Vice President of Marine Products Corporation (boat manufacturing) and President of Chaparral Boats, Inc.	1987	71	281,845		**

** less than one percent
(1)
Unless otherwise noted, each of the directors has held the positions of responsibility set out in this column (but not necessarily his or her present title) for more than five years. In addition to the directorships listed in this column, the following individuals also serve on the Boards of Directors of the following companies: R. Randall Rollins: Dover Downs Gaming & Entertainment, Inc. and Dover Motorsports, Inc.; and Gary W. Rollins: Genuine Parts Company and Emory University. All of the directors shown in the above table are also directors of Marine Products Corporation (“Marine Products” or “MPC”) and, with the exception of Messrs. Hubbell and Lane and Ms. Graham, are also directors of Rollins, Inc. (“Rollins”). Larry L. Prince formerly served as a director of Crawford & Company, Equifax, Inc., SunTrust Banks, Inc. and Genuine Parts Company and James B. Williams formerly served as a director of The Coca-Cola Company.

(2)	Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.

(3)	R. Randall Rollins and Gary W. Rollins are brothers.

(4)	See information contained in footnote (2) to the table appearing in Capital Stock section.

(5)
Includes 143,977 shares held in trusts of which he is a Trustee or Co-Trustee and as to which he shares voting and investment power. Also includes shares held by a wholly owned corporation that owns 2,277 shares.

(6)	See information contained in footnote (3) to the table appearing in Capital Stock section.

(7)	See information contained in footnote (4) to the table appearing in Capital Stock section.

(8)	See information contained in footnote (5) to the table appearing in Capital Stock section.

Key Attributes, Experience and Skills of Directors

R. Randall Rollins was elected a Director of RPC in 1984. Mr. Rollins has extensive knowledge of the Company’s business and industry serving over 27 years at the Company. Mr. Rollins serves as Chairman of the Board of the Company. He is also Chairman of the Board for Marine Products Corporation as well as Rollins, Inc. Mr. Rollins has been a Director of Dover Motorsports, Inc. since 1996 and a Director of Dover Downs Gaming & Entertainment, Inc. since 2002. Mr. Rollins served as a Director of SunTrust Banks, Inc. from 1995 to 2004.

Richard A. Hubbell was elected a Director of RPC in 1987. Mr. Hubbell has extensive knowledge of the Company’s business and industry serving over 27 years at the Company. He has served as the Chief Executive Officer of the Company since 2003. In addition, Mr. Hubbell serves as the President of the Company. Mr. Hubbell is also the President, Chief Executive Officer and a Director of Marine Products Corporation.

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Gary W. Rollins was elected a Director of RPC in 1984. Mr. Rollins has extensive knowledge of the Company’s business and industry. In addition, Mr. Rollins serves as the Vice Chairman and Chief Executive Officer of Rollins, Inc. Mr. Rollins has been serving as a Director of Marine Products Corporation since 2001 and as a director of Rollins, Inc. since 1981. Mr. Rollins has served on the Board of Directors of Genuine Parts Company since 2005.

Henry B. Tippie was elected a Director of RPC in 1984. Mr. Tippie brings extensive financial and management experience to our Board of Directors serving as Controller and Chief Financial Officer of Rollins, Inc. from 1953 to 1970. Mr. Tippie has over 63 years of experience including being involved with publicly owned companies during the past 53 years in various positions including founder, CFO, CEO, President, Vice-Chairman and Chairman of the Board. He is currently Chairman of the Board of Dover Downs Gaming & Entertainment, Inc. as well as Dover Motorsports, Inc. and is also a Director of Marine Products Corporation and Rollins, Inc.

James B. Williams was elected a Director of RPC in 1984. Mr. Williams brings extensive financial and management experience to our Board of Directors serving over 25 years as a Director. He retired in March 1998 as Chairman of the Board and Chief Executive Officer of SunTrust Banks, Inc., a bank holding company, which positions he had held for more than five years. He is a Director of Marine Products Corporation and Rollins, Inc. He also previously served as a Director of Genuine Parts Company, Georgia Pacific Corporation and The Coca-Cola Company.

Bill J. Dismuke was elected a Director of RPC in 2005. Mr. Dismuke brings extensive financial, management and manufacturing experience to our Board of Directors. He served as a Senior Vice President of Rollins, Inc. for five years from 1979 until 1984. He retired as President of Edwards Baking Company in 1995. Mr. Dismuke has also been a Director of Rollins, Inc. since 1984 and Marine Products Corporation since 2005.

Larry L. Prince was elected a Director of RPC in 2009. Mr. Prince brings extensive management experience to our Board of Directors. He served as the Chairman of the Executive Committee of the Board of Directors of Genuine Parts Company until his retirement in 2012. He also served as Chairman of the Board of Genuine Parts Company from 1990 through February 2005 and as Chief Executive Officer from 1989 through August 2004. Mr. Prince is also a Director of Rollins, Inc. and Marine Products Corporation. Mr. Prince previously served as a Director of SunTrust Banks, Inc., Crawford & Company, Equifax, Inc. and John H. Harland Company.

James A. Lane, Jr. was elected a Director of RPC in 1984. Mr. Lane brings extensive financial, management and manufacturing experience to our Board of Directors. He has held the position of President of Chaparral Boats, Inc. (formerly a subsidiary of RPC) since 1976. Mr. Lane has been Executive Vice President and a Director of Marine Products Corporation since 2001.

Linda H. Graham was elected a Director of RPC in 2001. Ms. Graham brings extensive management experience to our Board of Directors. She has been the Vice President and Secretary of RPC since 1987. She also serves as the Vice President and Secretary of Marine Products Corporation. In addition, Ms. Graham serves as a Director of Marine Products Corporation.

Our Board of Directors recommends a vote “FOR” the nominees listed above.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. During fiscal year 2013, Grant Thornton LLP served as the Company’s independent registered public accounting firm. Representatives of Grant Thornton LLP are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Although the Company is not required to seek ratification of this appointment, the Audit Committee and the Board of Directors believes that it is appropriate to do so. If stockholders do not ratify the appointment of Grant Thornton LLP, the current appointment will stand, but the Audit Committee will consider the stockholder action in determining whether to retain Grant Thornton LLP as the Company’s independent registered public accounting firm.

Our Board of Directors recommends a vote “FOR” the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year.

PROPOSAL 3: APPROVAL OF THE 2014 STOCK INCENTIVE PLAN

The 2014 Stock Incentive Plan (the “2014 Plan”) is intended to replace the Company’s 2004 Employee Stock Incentive Plan (the “2004 Plan”; collectively with the 2014 Plan, the “Plans”), which expires in April 2014. If the 2014 Plan is approved, all future equity compensation awards by the Company will be made under the 2014 Plan. Under the 2014 Plan, the Company can tailor incentive awards to support its corporate objectives and to keep pace with competitive business practices. Generally, the 2014 Plan is intended to strengthen the mutuality of interests between award recipients and the Company’s stockholders.

The Board of Directors adopted the 2014 Plan on January 28, 2014, effective upon and subject to approval by the Company’s stockholders. The 2014 Plan provides for the delivery of up to 8.0 million shares of the Company’s Common Stock (“Shares”).

Summary Description of the 2014 Plan

The following summarizes the major provisions of the 2014 Plan and is qualified in its entirety by the text of the 2014 Plan, which is attached as Appendix A to this Proxy Statement.

Generally, the 2014 Plan authorizes the Compensation Committee (or, if so designated by the Board of Directors, the full Board of Directors or some other committee of non-employee directors) to grant to directors, officers and other key employees (“Participants”) stock options and other equity compensation more fully described below. The Compensation Committee may delegate its powers and duties under the 2014 Plan subject to the limitations set forth in the 2014 Plan.

Eligibility. Directors, officers and other key employees of the Company or its subsidiaries and affiliates who are responsible for or contribute to the growth and/or profitability of the business of the Company are eligible to be granted awards under the 2014 Plan. Notwithstanding the foregoing, incentive stock options (as defined in the 2014 Plan) may only be granted to employees of the Company and any of its subsidiaries or affiliates that are a “subsidiary corporation” (within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”)) and stock options and stock appreciation rights may be granted only to individuals with respect to whom the Shares will qualify as “service recipient stock” (within the meaning of Section 409A of the Code). Furthermore, no director who is not also an employee of the Company is eligible to receive incentive stock options.

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Awards That May Be Issued Under the 2014 Plan. The 2014 Plan authorizes the grant of stock options, stock appreciation rights (“SARs”), and any other type of award valued by reference to (or otherwise based on) Shares, including, without limitation, restricted stock, restricted stock units, performance accelerated restricted stock, performance stock and performance units. If the Shares covered by an award are not delivered because the award is forfeited or canceled, or because the award is settled in cash or because such Shares are withheld from the award or otherwise tendered, physically or by attestation, to pay the exercise or purchase price of an award granted under the 2014 Plan or to satisfy applicable tax withholding obligations incurred in connection with the award, such Shares will not be deemed delivered for purposes of determining the number of Shares remaining available for delivery. The maximum number of Shares available for delivery under the 2014 Plan will be unaffected by the availability of Shares under any plan assumed in connection with the acquisition of an interest in another company or awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired directly or indirectly by the Company or with which the Company combines.

The Compensation Committee has full authority to grant, pursuant to the terms of the 2014 Plan (i) stock options, including, without limitation, incentive stock options (“ISO”), non-qualified options (“NQOs”) and premium stock options, (ii) SARs and/or (iii) other stock-based awards, including, without limitation, restricted stock, restricted stock units (stock units are grants of a right to receive shares of stock in the future), performance-accelerated restricted stock, performance stock and performance units (as such terms are defined in the 2014 Plan).

Additional Plan Limitations. The 2014 Plan imposes additional limitations. Under the 2014 Plan, no more than 8.0 million Shares may be issued pursuant to ISOs. In addition, no one individual may be granted options, SARs or other stock-based awards representing over 200,000 Shares during any fiscal year. There is no maximum number of persons eligible to receive awards under the 2014 Plan. The Company estimates that approximately 250 persons are currently eligible.

Plan Administration. The 2014 Plan may be administered by the Board of Directors, or any committee (the “Committee”) of at least two “non-employee directors” (as that term is defined by Rule 16b-3 under the Exchange Act) who are also “outside directors” as defined by regulations promulgated under Section 162(m) of the Code. The Company expects the 2014 Plan to be administered by the Compensation Committee which will have the authority to select participants and determine the timing, type, size and terms of each award, and to make all other determinations necessary or desirable in the interpretation and administration of the 2014 Plan. The Committee may also determine whether awards may be settled in cash.

Repricing and Amendment of Awards. If the exercise or base prices of any options or SARs exceed the current fair market value (as defined in the 2014 Plan) of the Shares, the Committee may, without stockholder approval, reprice such options or SARs to a price no lower than the then-current fair market value of the Shares. The Committee may also, without stockholder approval, amend any award to provide its holder with additional rights or benefits of the type otherwise permitted by the 2014 Plan, including extending its term. However, no amendment to the terms of any outstanding award that is subject to Section 409A of the Code may cause the award to violate such Section, no amendment to the terms of an outstanding award that is not subject to Section 409A of the Code may cause the award to become subject to such Section, and the term of an outstanding award may not be extended beyond the earlier of the latest date the award would have expired by its original terms or the tenth anniversary of the original grant date of the award, except to the extent that an award cannot be exercised because such exercise would violate the federal, state or local laws, then the expiration of such award shall automatically be tolled for the period in which such exercise would violate applicable law but not more than thirty (30) days.

Termination of the Plan. The 2014 Plan will terminate ten years from the date of stockholder approval.

Transferability. Except as may be provided by the Committee, awards will not be transferable except by will or by the laws of descent and distribution.

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Termination of Employment. Generally, options and SARs are forfeited if the recipient’s employment or performance of services terminates before the award is exercised. However, the Committee may provide otherwise, and there are limited exceptions where employment terminates because of death, disability or retirement. Generally, if an option or SAR holder’s employment terminates due to:

●	death or disability, options or SARs exercisable at termination (or whose vesting was accelerated by the Committee) remain exercisable for twelve months or for the remaining term of the option, if shorter; and

●	retirement, options or SARs exercisable at termination remain exercisable for a period of three months, less one day, or for the remaining term of the option, if shorter.

The Committee has discretion to alter the extension periods. Unless otherwise determined by the Committee, all unvested other stock-based awards, including without limitation restricted stock, restricted stock units and performance-accelerated restricted stock, are forfeited upon termination of the Participant’s employment for any reason other than death or disability. In the event of death, the 2014 plan provides that all restricted stock will vest unless otherwise determined by the Committee and, in the event of disability for restricted stock and restricted stock units or death for restricted stock units, the 2014 Plan provides that a pro rata portion of such restricted stock or restricted stock units will vest based on the elapsed portion of the applicable vesting period unless otherwise determined by the Committee.

Option Pricing. The Committee has the authority to fix the exercise price of option awards. Generally, the exercise price of an ISO must be at least 100 percent of the fair market value of the Shares at the time of grant. However, if the grantee is a person with over ten percent of the voting power of the Company (or any subsidiary or parent of the Company), then the exercise price must be at least 110 percent of such fair market value. The exercise price of NQOs must be at least 100 percent of such fair market value. On March 3, 2014, the closing price of the Shares on the New York Stock Exchange was $18.06 per share.

Option Term. The term of each stock option will be fixed by the Committee, but no stock option shall be exercised more than ten years (or, in the case of an ISO granted to an employee who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiary or parent corporations, more than five years) after the date the option is granted. Options will become exercisable at such times and in such installments as the Committee shall determine. Payment of the option price must be made in full at the time of exercise in such form (including, but not limited to, cash, unrestricted common stock held for at least six months, or any combination thereof) as the Committee may determine.

Certain ISO Restrictions. In order to comply with certain federal tax restrictions, no employee may be granted an incentive stock option if, taking into account such option, the aggregate fair market value of the stock with respect to which incentive stock options are exercisable for the first time by such employee during any given calendar year, under this and all other incentive stock option plans of the Company, would exceed $100,000.

Cashless Exercises. If permitted by the Committee, a Participant may elect to pay the exercise price upon the exercise of an option by irrevocably authorizing a third party to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

SARs. Upon the exercise of a SAR, the holder shall be entitled to receive an amount in cash and/or Shares equal in value to the excess of the fair market value of the Shares on the date of exercise over the fair market value of the Shares on the date of grant, multiplied by the number of SARs exercised, with the Committee having the right to determine the form of payment.

Restricted Stock Awards. A restricted stock award is an award of a given number of shares of common stock which are subject to a restriction against transfer and to a risk of forfeiture during a period set by the Committee. During the restriction period, the Participant generally has the right to vote and receive dividends on the shares.

Performance-Based Compensation. The Committee may determine whether an award is “performance-based compensation” as defined by Section 162(m) of the Code. Any awards designated as “performance-based compensation” must be conditioned on achievement of one or more performance measures, as selected by the Committee: increase in stock price, return on capital or increase in pretax earnings of the Company and/or one or more divisions and/or subsidiaries, return on stockholders’ equity of the Company, increase in earnings per share of the Company, sales of the Company and/or one or more divisions and/or subsidiaries, pretax earnings of the Company and/or one or more divisions and/or subsidiaries, net earnings of the Company and/or one or more divisions and/or subsidiaries, control of operating and/or non-operating expenses of the Company and/or one or more divisions and/or subsidiaries, margins of the Company and/or one or more divisions and/or subsidiaries, cash flow of the Company and/or one or more divisions and/or subsidiaries, market price of the Company’s securities and, solely for an award not intended to constitute “performance-based compensation” under Section 162(m) of the Code, other factors directly tied to the performance of the Company and/or one or more divisions and/or subsidiaries or other performance criteria. Any award so designated must also meet any additional requirements of Section 162(m) of the Code and the regulations thereunder.

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Amendment and Termination. The 2014 Plan is subject to amendment or termination by the Board of Directors without stockholder approval but no amendment may without stockholder approval (i) increase the number of Shares that may be issued under the 2014 Plan (except by certain adjustments provided for under the 2014 Plan); (ii) change the class of persons eligible to receive ISOs under the 2014 Plan; (iii) change the requirements regarding the exercise price; or (iv) amend the 2014 Plan in a manner that would require approval of the Company’s stockholders under applicable law, regulation or rule. Options may not be granted under the 2014 Plan after the date of termination of the 2014 Plan, but options granted prior to that date shall continue to be exercisable according to their terms.

Changes in Capital Structure. If the Company effects a subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Company stock outstanding, without receiving compensation therefor in money, services or property, then the terms and conditions of the 2014 Plan and any then outstanding awards shall be adjusted proportionally in order to prevent dilution or enlargement of benefits or potential benefits under the 2014 Plan and awards made under the 2014 Plan.

Merger and Consolidation. In the event the Company is a party to a merger or other reorganization, outstanding awards shall be subject to the agreement of merger or reorganization. That agreement may provide, without limitation, for the assumption of outstanding awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for their cancellation, for accelerated vesting and accelerated expiration, or for settlement in cash.

New Plan Benefits

As of the date of this proxy statement, no awards had been granted under the 2014 Plan and none will be granted unless and until the 2014 Plan is approved by the Company’s stockholders. Because of the discretionary nature of any future awards under the 2014 Plan, the amount of such awards is not determinable at this time with respect to the Company’s directors, executive officers, including the executive officers named in the Summary Compensation Table, and the Company’s other employees. Information regarding options and restricted stock granted in 2013 to the executive officers of the Company under the Company’s 2004 Plan is set forth in the table captioned “Grants of Plan-Based Awards,” and information regarding outstanding options and restricted stock under the Company’s stock plans to the Company’s executive officers is set forth in the table captioned “Outstanding Equity Awards at Fiscal Year-End.” In 2013, grants of restricted stock covering 630,500 Shares were made to the non-executive employee group under the 2004 Plan. Except as referred to in the preceding sentences, there were no other grants in 2013 under Company plans. Non-employee directors have never been granted any options or other stock-based awards by the Company for service as a director.

Federal Income Tax Consequences

The following discussion addresses certain anticipated United States federal income tax and certain employment tax consequences to the Company and to recipients of awards made under the 2014 Plan who are citizens or residents of the United States for federal income tax purposes. It is based on the Code and interpretations thereof in effect on the date of this proxy statement. This summary is not intended to be exhaustive and, among other things, does not describe state, local, or foreign tax consequences. Moreover, it is not intended as tax advice to any individual.

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IRS Circular 230 Notice. To ensure compliance with requirements imposed by the Internal Revenue Service, you are hereby notified that any discussion of tax matters set forth in this prospectus was written in connection with the promotion or marketing (within the meaning of IRS Circular 230) of awards made under the 2014 Plan, and was not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding any tax-related penalties under federal law. Each recipient of an award under the 2014 Plan should seek advice based on his or her particular circumstances from an independent tax advisor.

Options.

Grant of Options. There will be no federal income tax consequences to the grantee of an option or the Company upon the grant of either an ISO or an NQO under the 2014 Plan.

Exercise of NQOs. Upon the exercise of an NQO, the grantee generally will recognize ordinary compensation income, subject to withholding and employment taxes, in an amount equal to: (a) the fair market value, on the date of exercise, of the acquired shares of common stock, less (b) the exercise price paid for those shares. The Company will be entitled to a tax deduction equal to the compensation income recognized by the grantee. Gains or losses recognized by the grantee upon a subsequent disposition of the shares will be treated as long-term capital gain or loss if the shares are held for more than a year from the date of exercise. Such gains or losses will be short-term gains or losses if the shares are held for one year or less. For purposes of computing gain or loss, the grantee’s basis in the shares received will be the exercise price paid for the shares plus the amount of income, if any, recognized upon exercise of the option.

Exercise of ISOs. Upon the exercise of an ISO, the grantee will recognize no immediate taxable income for regular income tax purposes, provided the grantee was continuously employed by the Company or a subsidiary from the date of grant through the date which is three months prior to the date of exercise (or through the date which is one year prior to the exercise date in the case of termination of employment as a result of total disability). The exercise of an ISO may, however, result in alternative minimum tax liability to the grantee. If the grantee retains the shares acquired upon the exercise of the ISO for more than two years from the date of grant and more than one year from the date of exercise, any gain on a later sale of the shares will be treated as long-term capital gain, and the Company will not be entitled to any tax deduction with respect to the ISO. If the grantee disposes of the shares of common stock received upon the exercise of an ISO before the expiration of the two-year and one-year holding periods discussed above, a “Disqualifying Disposition” occurs. In that event, the grantee will have ordinary compensation income, and the Company will be entitled to a corresponding deduction, at the time of such disposition in the amount of such income.

Restricted Stock and Restricted Stock Units. A recipient of restricted stock or restricted stock units generally does not recognize income and the Company generally is not entitled to a deduction at the time of grant. Instead, the recipient recognizes compensation income and the Company is entitled to a deduction on the date on which vesting occurs (“Vesting Date”) in the case of restricted stock, or on the date on which stock is issued or cash is paid in the case of restricted stock units. The amount of income recognized and the amount of the Company’s deduction will equal the fair market value of the vested stock or stock unit on the Vesting Date in the case of restricted stock, or on the date on which stock is issued or cash is paid in the case of restricted stock units. However, the recipient may elect to include in income the fair market value of restricted stock at the time of grant by making a timely election under Section 83(b) of the Code. If such Section 83(b) election is made, the Company’s deduction will equal the fair market value of the restricted stock at the time of grant and there is no further recognition of income when the restrictions lapse.

Any dividends on restricted stock, or dividend equivalents with respect to restricted stock units, paid to the recipient prior to the Vesting Date will be includible in the recipient’s income as compensation and deductible as such by the Company.

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Section 162(m) Limitation. In general, Section 162(m) of the Code limits to $1 million the federal income tax deductions that may be claimed in any tax year of the Company with respect to certain compensation payable to any employee who is the chief executive officer, chief financial officer or one of the other three highest paid executive officers of the Company on the last day of that tax year. This limit does not apply to “performance-based compensation” paid under a plan that meets the requirements of Section 162(m) of the Code and the regulations promulgated thereunder. The Company believes that the options to be granted under the 2014 Plan will qualify for the performance-based compensation exception to the Section 162(m) limitations under current law because options will be issued only if stockholder approval is obtained, and any taxable compensation will be based solely on an increase in value of the stock after the date of the option since option exercise prices will be no less than fair market value on the date of grant. Compensation from restricted stock, restricted stock units and other stock-based awards generally will be performance-based only if the vesting conditions as established by the Committee are based upon performance goals.

Golden Parachute Tax and Section 280G of the Internal Revenue Code. The Committee may provide for immediate vesting of all then outstanding unvested awards upon a change in control of the Company. That immediate vesting may cause certain amounts to be characterized as “parachute payments” under Section 280G of the Code for certain employees of the Company. Section 280G of the Code generally applies to employees or other individuals who perform services for the Company if, within the 12-month period preceding the change in control, the individual is an officer of the Company, a shareholder owning more than 1% of the stock of the Company, or a member of the group consisting of the lesser of the highest paid 1% of the employees of the Company or the highest paid 250 employees of the Company. An employee generally is deemed to have received a parachute payment in the amount of compensation that is contingent upon an ownership change if such compensation exceeds, in the aggregate, three times the employee’s Base Amount. The “Base Amount” is generally the employee’s average annual compensation for the five preceding years. An employee’s “excess parachute payment” is the excess of the employee’s total parachute payments over the Base Amount. An employee will be subject to a 20% excise tax under Section 4999 of the Code, and the Company will be denied a deduction for, any “excess parachute payment.”

Deferred Compensation. Awards made under the 2014 Plan, including awards granted under the 2014 Plan that are considered to be deferred compensation for purposes of Section 409A of the Internal Revenue Code, must satisfy the requirements of Code Section 409A to avoid adverse tax consequences to recipients, which could include the inclusion of amounts not payable currently in income and interest and an additional tax on any amount included in income. The Company intends to structure any awards under the 2014 Plan such that the requirements under Code Section 409A are either satisfied or are not applicable to such awards.

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes of any kind required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of an award under the 2014 Plan.

The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects relevant to recipients of awards under the 2014 Plan.

Certain Interests of Directors

In considering the recommendations of the Board of Directors with respect to the 2014 Plan, stockholders should be aware that members of the Board of Directors have certain interests that may present them with conflicts of interest in connection with the proposal to approve the 2014 Plan. As discussed above, directors and employees of the Company are eligible for the grant of awards under the 2014 Plan. The Board of Directors believes that approval of the 2014 Plan will advance the interests of the Company and its stockholders by encouraging employees to make significant contributions to the long-term success of the Company.

Required Vote

The affirmative vote of a majority of votes is required to approve this proposal. For purposes of qualifying the shares authorized under the proposed plan for listing on the NYSE, the total votes cast on the proposal must represent over 50% of shares outstanding. Broker non-votes are not considered to be votes cast for this purpose.

Our Board of Directors recommends a vote “FOR” the Proposal to Approve the 2014 Stock Incentive Plan.

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PROPOSAL 4: NONBINDING VOTE ON EXECUTIVE COMPENSATION

As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our Board of Directors is submitting a “Say on Pay” proposal for stockholder consideration. While the vote on executive compensation is nonbinding and solely advisory in nature, our Board of Directors and the Compensation Committee value the opinion of our stockholders and will review the voting results and seek to determine the causes of any significant negative voting result to better understand issues and concerns not previously presented. Stockholders who want to communicate with the Board of Directors or management should refer to “Director Communications” on page 20 of this proxy statement for additional information.

Executive compensation is an important matter for our stockholders. The core of our executive compensation philosophy and practice continues to be pay for performance. Our executive officers are compensated in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We believe our compensation program is strongly aligned with the long-term interests of our stockholders. Compensation of our executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead us successfully in a competitive environment.

Our named executive officers are identified on page 2, and the compensation of the named executive officers is described on pages 28 to 34, including the Compensation Discussion and Analysis (“CD&A”) on pages 22 to 27. The CD&A section of this proxy statement provides additional details on our executive compensation, including our compensation philosophy and objectives and the fiscal 2013 compensation of the named executive officers.

We are asking stockholders to vote on the following resolution:

“Resolved, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and narrative disclosures).”

As indicated above, the stockholder vote on this resolution will not be binding on us or the Board of Directors, and will not be construed as overruling any decision by us or the Board. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for us or the Board.

Our Board of Directors unanimously recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure.

PROPOSAL 5: STOCKHOLDER PROPOSAL REQUESTING THAT THE COMPANY ISSUE A SUSTAINABILITY REPORT

A stockholder, Walden Asset Management, a division of Boston Trust & Investment Management Company, One Beacon Street, Boston, Massachusetts 02108, has informed the Company that it intends to present the following proposal at the Company’s Annual Meeting of Stockholders on April 22, 2014. Walden Asset Management indicated in its proposal that it holds 223,346 shares of our common stock. The proposal is co-filed by Wallace Global Fund and Swift Foundation. The addresses and stockholdings of the co-filers will be furnished by the Company to any stockholder promptly upon the receipt of any oral or written request.

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STOCKHOLDER PROPOSAL

SUSTAINABILITY REPORTING

RESOLVED

Shareholders request that RPC, Inc. issue a sustainability report describing the company’s environmental, social and governance (ESG) risks and opportunities including greenhouse gas (GHG) emissions reduction targets and goals. The report should be available by year end 2014, prepared at reasonable cost, omitting proprietary information.

SUPPORTING STATEMENT

We believe tracking and reporting on ESG business practices makes a company more responsive to a transforming global business environment characterized by finite natural resources, changing legislation, and heightened public expectations for corporate accountability. Reporting also helps companies better integrate and gain strategic value from existing sustainability efforts, identify gaps and opportunities in products and processes, develop company-wide communications, publicize innovative practices, recruit and retain employees, and receive feedback.

Sustainability reporting is on the rise globally. In 2011, there was a 46% increase in the number of organizations worldwide using the Global Reporting Initiative’s (GRI) Guidelines for their ESG reporting according to G&A Institute. Likewise, there is a growing demand by investors for meaningful disclosure on ESG matters. For example:

(1)  The Principles for Responsible Investment (PRI) is a United Nations initiative whose members seek the integration of ESG factors in investment decision making. Members collectively hold over $34 trillion of assets under management and seek ESG information from companies to be able to analyze fully the risks and opportunities associated with existing and potential investments.

(2)  Carbon Disclosure Project (CDP), representing over 722 institutional investors globally with more than $87 trillion in assets, calls for disclosure from companies on their Greenhouse Gas emissions and climate change management programs. Over two thirds of the S&P 500 now report to CDP.

Climate change is one of the most financially significant environmental issues currently facing RPC’s investors and customers. Occupational safety and health, vendor and labor standards, waste and water reduction targets and product-related environmental impacts are particularly important ESG considerations in RPC’s sector and may have the potential to pose significant regulatory, legal, reputational and financial risks.

We are concerned that RPC, Inc. may be falling behind peers in disclosure and management of ESG issues. RPC’s competitors like Baker Hughes, Inc. and Halliburton already offer shareholders much of this important information through annual, GRI-based sustainability reports and by responding to CDP. In contrast, RPC does not report on its sustainability efforts nor disclose GHG data.

RPC recognizes in its 10-K that the company may be materially affected by “environmental laws and other regulations” and “subject to claims for personal injury and property damage due to the generation of hazardous substances in connection with our operations.” However, shareholders currently have no access to substantial information on how the company is managing its environmental footprint, hazardous releases, worker and community safety, or other business factors and risks.

We recommend that the report include a company-wide review of policies, practices and metrics related to ESG performance employing the GRI index and checklist for guidance.

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THE COMPANY’S STATEMENT IN OPPOSITION TO PROPOSAL

Global Reporting Initiative (“GRI”) Guidelines are a lengthy, complex and often vague reporting framework, which would require us to conduct extensive and detailed scientific and technical analyses, invest significant amounts of time and financial resources, and potentially engage consultants with specialized expertise. In addition, the proposed sustainability report would require us to collect, analyze and disclose certain information that we are not currently required to disclose pursuant to applicable laws, rules or regulations.

RPC has always been committed to ethical business practices and to compliance with the law in all aspects of our business, as stated in our Code of Business Conduct which is posted on our website. In addition, the Company has established an environmental management system that reviews and creates processes and practices that minimize our impact on the environment, and conducts environmental audits of facilities to ensure compliance. We also set annual quality, health, safety and environment performance targets for improvement, and we monitor our performance. The Company continually seeks products and processes such as low-toxicity additives, alternative fuel sources, and silica sand dust control that help conduct our operations in an environmentally responsible manner. The Company is also dedicated to cultivating a safe environment and provides our employees with continual training on accident prevention, environmental protection, and current industry standards from certified trainers. The Company has achieved ISO 14001 environmental certification.

The proposal fails to articulate the burden on human resources or the considerable expense involved in preparing a sustainability report. After careful consideration of the stockholder proposal, the Board has concluded that preparation of a sustainability report would not result in effective or prudent utilization of our human and financial resources, and would not be in the best interest of our stockholders. The amount of time, effort and resources required to produce such a sustainability report would divert significant resources that we believe could be better utilized in strengthening our business and creating value for our stockholders.

Required Vote

The affirmative vote of a majority of the Company’s shares of common stock present (or represented by proxy) and entitled to vote on the proposal is required to approve the stockholder proposal. Abstentions will have the effect of a vote against the stockholder proposal, but broker non-votes will not be included in the vote calculation, which means they will not count as affirmative or negative votes.

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal requesting that the Company issue a sustainability report.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS COMMITTEES AND MEETINGS

Board Meetings

The Board of Directors met six times during the fiscal year ended December 31, 2013. No director attended fewer than 75 percent of the aggregate of all Board meetings and meetings of committees on which he or she served during 2013. Board members are encouraged to attend the Company’s Annual Stockholder Meetings and a majority of the Board members were in attendance at last year’s meeting.

The Board of Directors has an Audit Committee, a Compensation Committee, a Diversity Committee and a Nominating and Governance Committee.

Below is a summary of our committee structure and membership information.
Nominating &
	Audit	Compensation	Diversity	Governance	Executive
Committee Members	Committee	Committee	Committee	Committee	Committee
R. Randall Rollins (1)					Member
Henry B. Tippie (2)	Chair	Chair	Chair	Chair
Larry L. Prince (2)	Member	Member	Member	Member
James B. Williams (2)	Member	Member	Member	Member
Bill J. Dismuke (2)	Member
Gary W. Rollins					Member

(1)	Chairman of the Board of Directors

(2)	Financial Expert

Audit Committee

The Audit Committee of the Board of Directors of the Company consists of Henry B. Tippie (Chairman), Bill J. Dismuke, James B. Williams and Larry L. Prince, all of whom are independent as discussed below. The Audit Committee held five meetings during the fiscal year ended December 31, 2013, including a meeting to review the Company’s Form 10-K for the year ended December 31, 2012. The Board of Directors has determined that all of the Audit Committee members are independent as that term is defined by the rules of the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). The Board of Directors has also determined that all of the Audit Committee members are “Audit Committee Financial Experts” as defined in the SEC rules. The Audit Committee meets with the Company’s independent registered public accountants, internal auditor, Chief Executive Officer and Chief Financial Officer to review the scope and results of audits and recommendations made with respect to controls over financial reporting and specific accounting and financial reporting issues. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as it deems necessary to carry out its duties. The Audit Committee charter is available on the Company’s website at www.rpc.net under the Governance section.

Compensation Committee

The Compensation Committee of the Board of Directors of the Company consists of Henry B. Tippie (Chairman), James B. Williams, and Larry L. Prince. It held two meetings during the fiscal year ended December 31, 2013. The function of the Compensation Committee is to set the base salary and cash based incentive compensation of all of the executive officers. The Compensation Committee also administers the Company’s Stock Incentive Plans. The Compensation Committee does not have a formal charter, and is not required to have one under the “controlled company” exemption under the NYSE rules, as described in the section titled “Director Independence and NYSE Requirements” below.

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Diversity Committee

The Diversity Committee of the Board of Directors of the Company consists of Henry B. Tippie (Chairman), James B. Williams, and Larry L. Prince. It held one meeting during the fiscal year ended December 31, 2013. The function of the Diversity Committee is to monitor compliance with applicable non-discrimination laws.

Nominating and Governance Committee

The Nominating and Governance Committee of the Board of Directors of the Company consists of Henry B. Tippie (Chairman), James B. Williams, and Larry L. Prince, each of whom is independent, as discussed more fully under “Director Independence and NYSE Requirements.” The Committee was formed in 2002 pursuant to a resolution passed by the Board of Directors for the following purposes:

●	to recommend to the Board of Directors nominees for director and to consider any nominations properly made by a stockholder;

●	upon request of the Board of Directors, to review and report to the Board with regard to matters of corporate governance; and

●	to make recommendations to the Board of Directors regarding the agenda for Annual Stockholders’ Meetings and with respect to appropriate action to be taken in response to any stockholder proposals.

The Nominating and Governance Committee held one meeting during the fiscal year ended December 31, 2013.

Director Nominations

Under Delaware law, there are no statutory criteria or qualifications for directors. No criteria or qualifications have been prescribed by the Board at this time. The Nominating and Governance Committee does not have a charter or a formal policy with regard to the consideration of director candidates. As such, there is no formal policy relative to diversity, although as noted below, it is one of many factors that the Nominating and Corporate Governance Committee has the discretion to factor into its decision making. This discretion would extend to how the Committee might define diversity in a particular instance – whether in terms of background, viewpoint, experience, education, race, gender, national origin or other considerations. The Committee acts under the guidance of the Corporate Governance Guidelines approved by the Board of Directors and posted on the Company’s website at www.rpc.net under the Governance section. The Board believes that it should preserve maximum flexibility in order to select directors with sound judgment and other desirable qualities. According to the Company’s Corporate Governance Guidelines, the Board of Directors will be responsible for selecting nominees for election to the Board of Directors. The Board delegates the screening process to the Nominating and Governance Committee. This Committee is responsible for determining the appropriate skills and characteristics required of Board members in the context of the then current make-up of the Board. This determination takes into account all factors which the Committee considers appropriate, such as independence, experience, strength of character, mature judgment, technical skills, diversity, age and the extent to which the individual would fill a present need on the Board. The Company’s Bylaws provide that nominations for the election of directors may be made by any stockholder entitled to vote for the election of directors. Nominations must comply with an advance notice procedure which generally requires, with respect to nominations for directors for election at an annual meeting, that written notice be addressed to: Secretary, RPC, Inc., 2170 Piedmont Road, NE, Atlanta, Georgia 30324, not less than ninety days prior to the anniversary of the prior year’s annual meeting and set forth the name, age, business address and, if known, residence address of the nominee proposed in the notice, the principal occupation or employment of the nominee for the past five years, the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings. Other requirements related to the notice are contained in the Company’s Bylaws. The Committee will consider nominations from stockholders who satisfy these requirements. The Committee is responsible for screening the nominees that are selected by the Board of Directors for nomination to the Board and for service on committees of the Board. To date, the Company has not received a recommendation for a director nominee from a stockholder. All of the nominees for directors being voted upon, at the Annual Meeting to be held on April 22, 2014 are directors standing for re-election.

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Board Leadership

The Company has had separate persons serving as its Chairman of the Board and Chief Executive Officer since 2003. Mr. Randall Rollins is our Chairman and chairs our Board meetings. Mr. Richard Hubbell is our President and Chief Executive Officer. We believe that it represents the appropriate structure for us at this time; the Chairman of the Board provides general oversight and strategic planning for the Company while the President focuses on optimizing operational efficiencies.

Risk Oversight by Board

Our Board’s oversight of risk has not been delegated to any Board Committee. “Risk” is an extremely broad concept that extends to multiple functional areas and crosses multiple disciplines. As such, risk may be addressed from time to time by the full Board or by one or more of our Committees. Senior management is responsible for identifying and managing material risks that we face while insurable risks and litigation risks are handled primarily by the risk management department. Senior management provides the Board with a summary of insurance coverage annually and updates as deemed necessary. Liquidity risk, credit risk and risks associated with our credit facilities and cash management are handled primarily by our finance department which regularly provides a financial report to both the Audit Committee and to the full Board. Operational, business, regulatory and political risks are handled primarily by senior executive management which regularly provides various operational reports to, among others, the full Board or to the Executive Committee.

Director Independence and NYSE Requirements

Controlled Company Exemption

The Company is not required by law or NYSE listing requirements to have a Nominating or Compensation Committee composed of independent directors, nor to have a Board of Directors, the majority of which are independent. Because the Company is a “controlled corporation,” as defined by NYSE Rule 303A.00, the Company is exempt from NYSE Rules 303A.01, 303A.04 and 303A.05 and does not undertake compliance with those provisions. The Company is a “controlled corporation” because a group that includes the Company’s Chairman of the Board, R. Randall Rollins, his brother Gary W. Rollins who is also a director and certain companies under their control, possesses in excess of fifty percent of the Company’s voting power.

The Company’s Audit Committee is composed of four “independent” directors as defined by the Company’s Corporate Governance Guidelines, the NYSE rules, the Securities Exchange Act of 1934, SEC regulations thereunder, and the Company’s Audit Committee Charter. All of the members of the Compensation, Diversity and Nominating and Governance Committees are also independent directors. The independent directors of the Company are Henry B. Tippie, James B. Williams, Bill J. Dismuke, and Larry L. Prince.

Independence Guidelines

Under NYSE listing standards, to be considered independent, a director must be determined to have no material relationship with the Company other than as a director. The NYSE standards set forth a nonexclusive list of relationships which are conclusively deemed material. The Company’s Independence Guidelines (Appendix A to the Company’s Corporate Governance Guidelines) are posted on the Company’s website at www.rpc.net under the Governance section.

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Audit Committee Charter

Under the Company’s Audit Committee Charter, in accordance with NYSE listing requirements and the Securities Exchange Act of 1934, all members of the Audit Committee must be independent of management and the Company. A member of the Audit Committee is considered independent as long as he or she (i) does not accept any consulting, advisory, or compensatory fee from the Company, other than as a director or committee member; (ii) is not an affiliated person of the Company or its subsidiaries; and (iii) otherwise meets the independence requirements of the NYSE and the Company’s Corporate Governance Guidelines.

Nonmaterial Relationships

After reviewing all of the relationships between the members of the Audit Committee and the Company, the Board of Directors determined that none of the members of the Audit Committee had any relationships not included within the categorical standards set forth in the Independence Guidelines and disclosed above except as follows:

1.
Mr. Tippie was employed by Rollins from 1953 to 1970, and held several offices with that company during that time, including as Executive Vice President – Finance, Secretary, Treasurer and Chief Financial Officer. Mr. Dismuke was employed by Rollins from 1979 to 1984 and held various offices within that company including Senior Vice President. Messrs. Randall and Gary Rollins are directors and executive officers of Rollins and are part of a group that has voting control of Rollins.

2.	Mr. Tippie is Chairman of the Board of Directors of Dover Motorsports, Inc. and Dover Downs Gaming & Entertainment, Inc. Mr. Randall Rollins is also a director of these companies.

3.
Mr. Tippie is the trustee of the O. Wayne Rollins Foundation and of the Rollins Children’s Trust. O. Wayne Rollins is the father of Gary and Randall Rollins. The beneficiaries of the Rollins Children’s Trust include the immediate family members of Messrs. Randall and Gary Rollins.

4.
Each of Messrs. Dismuke, Prince, Tippie and Williams also serve on the Boards of Rollins and Marine Products, of which Messrs. Gary and Randall Rollins are directors, and voting control over which is held by a control group of which Messrs. Randall and Gary Rollins are a part. Mr. Randall Rollins is an executive officer of Marine Products.

As required by the Independence Guidelines, the Board of Directors unanimously concluded that the above-listed relationships would not affect the independent judgment of the independent directors, based on their experience, character and independent means, and therefore do not preclude an independence determination. All of the members of the Audit Committee are also independent under the heightened standards required for Audit Committee members.

In accordance with the NYSE corporate governance listing standards, Mr. Henry B. Tippie was elected as the Presiding Director. The Company’s non-management directors meet at regularly scheduled executive sessions without management. Mr. Tippie presides during these executive sessions.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines to promote better understanding of our policies and procedures. At least annually, the Board reviews these guidelines. As required by the rules of the New York Stock Exchange, our Corporate Governance Guidelines require that our non-management directors meet in at least two regularly scheduled executive sessions per year without management.

At the Company’s website at www.rpc.net, under the Governance section, you may access a copy of our Corporate Governance Guidelines, our Audit Committee Charter, our Code of Business Conduct and our Code of Business Conduct and Ethics for Directors and Executive Officers and Related Party Transactions Policy.

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Code of Business Conduct

The Company has adopted a Code of Business Conduct applicable to all directors, officers and employees generally, as well as a Code of Business Conduct and Ethics for Directors and Executive Officers and Related Party Transactions Policy applicable to the principal executive officer, principal financial officer, and directors. Both codes are available on the Company’s website at www.rpc.net under the Governance section.

Director Communications

The Company also has a process for interested parties, including stockholders, to send communications to the Board of Directors, Presiding Director, any of the Board Committees or the non-management directors as a group. Such communications should be addressed as follows:

Mr. Henry B. Tippie
c/o Internal Audit Department
RPC, Inc.
2801 Buford Highway NE, Suite 520
Atlanta, Georgia 30329

The above instructions for communications with the directors are also posted on our website at www.rpc.net under the Governance section. All communications received from interested parties are forwarded to the Board of Directors. Any communication addressed solely to the Presiding Director or the non-management directors will be forwarded directly to the appropriate addressee(s).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the directors named above who serve on the Company’s Compensation Committee are or have ever been an employee of the Company. There are no Compensation Committee interlocks requiring disclosure.

DIRECTOR COMPENSATION

The following table sets forth compensation to the Company’s directors for services rendered as a director for 2013. Three of the directors, Messrs. R. Randall Rollins, Richard A. Hubbell and Ms. Linda H. Graham are employees of the Company. Their compensation is set forth in the Summary Compensation Table under Executive Compensation. The directors listed below have never been employed by the Company or paid a salary or bonus by the Company, have never been granted any options or other stock-based awards, and do not participate in any Company sponsored retirement plans, with the exception of Mr. James A. Lane, Jr. who was an employee of the Company until the spin-off of Marine Products in 2001. Mr. Wilton Looney served as a director up to the Annual Stockholders’ Meeting held on April 23, 2013.

	Fees Earned or	Stock	Option
	Paid in Cash	Awards (1)	Awards (1)	Total
Name	($)	($)	($)	($)
Henry B. Tippie	112,500	––	––	112,500
James B. Williams	60,500	––	––	60,500
Bill J. Dismuke	53,500	––	––	53,500
Gary W. Rollins	41,000	––	––	41,000
James A. Lane, Jr.	41,000	––	––	41,000
Larry L. Prince	43,500	––	––	43,500
Wilton Looney	30,667	––	––	30,667

(1)	Directors are eligible for grants of stock awards under the Company’s 2004 Stock Incentive Plan (“SIP”). No stock awards have been granted to the non-management directors under the 2004 SIP.

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Directors that are our employees do not receive additional compensation for services rendered as a director.

Under current compensation arrangements effective since January 1, 2013, non-management directors each receive an annual retainer fee of $26,000. In addition, the Chairman of the Audit Committee receives an annual retainer of $20,000, the Chairman of the Compensation Committee receives an annual retainer of $10,000, and the Chairman of each of the Nominating and Governance Committee and Diversity Committee receives an annual retainer of $6,000. A director that chairs more than one committee receives a retainer with respect to each committee he chairs. All of the retainers are paid on a quarterly basis. Per meeting fees for non-management directors are as follows:

●	For meetings of the Board of Directors, $2,500.

●	For meetings of the Compensation Committee, $2,000.

●	For meetings of the Diversity Committee and Nominating and Governance Committee, $1,500.

●	For meetings of the Audit Committee either in person or over the telephone, $2,500.

●	In addition, the Chairman of the Audit Committee receives an additional $2,500 for preparing to conduct each quarterly Board and Board Committee meetings.

All non-management directors are also entitled to reimbursement of expenses for all services as a director, including committee participation or special assignments.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, that might incorporate future filings, including the Proxy Statement, in whole or in part, the Report of the Audit Committee shall not be incorporated by reference into any such filings.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the Company’s internal controls, assessing the effectiveness of these controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing independent audits of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing reports thereon. The Audit Committee’s responsibility is generally to monitor and oversee these processes, as described in the Audit Committee Charter. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management.

In fulfilling its oversight responsibilities with respect to the year ended December 31, 2013, the Audit Committee:

●	Approved the terms of engagement of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2013;

●
Reviewed with management the interim financial information included in the Forms 10-Q prior to their being filed with the SEC. In addition, the Committee reviewed all earnings releases with management and the Company’s independent registered public accounting firm prior to their release;

●
Reviewed and discussed with the Company’s management and the independent registered public accounting firm the audited consolidated financial statements of the Company as of December 31, 2013 and 2012 and for the three years ended December 31, 2013;

●
Reviewed and discussed with the Company’s management and the independent registered public accounting firm, management’s assessment that the Company maintained effective control over financial reporting as of December 31, 2013;

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●	Discussed with the independent registered public accounting firm matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board; and

●	Received from the independent registered public accounting firm the written disclosures and the letter in accordance with the requirements of the Public Company Accounting Oversight Board regarding the firm’s communications with the Committee concerning independence, and discussed with such firm its independence from the Company.

Based upon the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company and subsidiaries as of December 31, 2013 and 2012 and for the three years ended December 31, 2013 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and for filing with the Securities and Exchange Commission.

In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and (ii) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Submitted by the Audit Committee of the Board of Directors.

Henry B. Tippie, Chairman
James B. Williams
Bill J. Dismuke
Larry L. Prince

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee

During the fiscal year ended December 31, 2013, the members of our Compensation Committee held primary responsibility for determining executive compensation levels. The Committee is composed of three of our non-management directors who do not participate in the Company’s compensation plans. The Committee determines the compensation and administers the performance-based incentive cash compensation plan for our executive officers. In addition, the Committee also administers our Stock Incentive Plan for all the employees.

The members of our Compensation Committee have extensive and varied experience with various public and private corporations - as investors and stockholders, as senior executives, and as directors charged with the oversight of management and the setting of executive compensation levels. Henry B. Tippie, the Chairman of the Compensation Committee, has served on the board of directors of twelve different publicly traded companies and has been involved in setting executive compensation levels at all of these companies. Messrs. James B. Williams and Larry L. Prince have served on the board of directors of several different publicly traded companies and have similarly been involved in setting executive compensation levels at many of these companies.

The Compensation Committee has authority to engage attorneys, accountants and consultants, including executive compensation consultants, to solicit input from management concerning compensation matters, and to delegate any of its responsibilities to one or more directors or members of management where it deems such delegation appropriate and permitted under applicable law. The Committee has not used the services of any compensation consultants in determining or recommending the amount or form of executive compensation.

The Compensation Committee believes that determinations relative to executive compensation levels are best left to the discretion of the Committee. In addition to the extensive experience and expertise of the Committee’s members and their familiarity with the Company’s performance and the performance of our executive officers, the Committee is able to draw on the experience of other Directors and on various legal and accounting executives employed by the Company, and the Committee has access to readily available public information relative to structuring executive compensation programs and setting appropriate compensation levels. The Committee also believes that the structure of our executive compensation programs should not become overly complicated or difficult to understand. The Committee solicits input from our Chairman with respect to the performance of our executive officers and their compensation levels.

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The Role of Shareholder Say-on-Pay Votes

The Company provides its shareholders with the opportunity to cast an every three years advisory vote on executive compensation (a “say-on-pay proposal”). At the Company’s annual meeting of shareholders held in April 2011, a substantial majority of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. The Compensation Committee believes this affirms shareholders’ support of the Company’s approach to executive compensation. The shareholders voted to hold a say-on-pay advisory vote on executive compensation every three years, and the Board resolved to accept the shareholders’ recommendation. As a result, the advisory vote on executive compensation will be held again at the 2014 Annual Meeting of Stockholders. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for its executive officers.

General Compensation Objectives and Guidelines

The Company is engaged in a highly competitive industry. The success of the Company depends on its ability to attract and retain highly qualified and motivated executives. In order to accomplish this objective, the Company structures the executive compensation in a fashion that takes into account the Company’s overall performance and the individual performance of the executive.

The Compensation Committee endorses the philosophy that executive compensation should reflect Company performance and the contribution of executive officers to that performance. The Company’s compensation policy is designed to achieve three fundamental objectives: (i) attract and retain qualified executives, (ii) motivate performance to achieve Company objectives, and (iii) align the interests of our executives with the long-term interests of the Company’s stockholders. The Committee recognizes that there are many intangibles involved in evaluating performance and in motivating performance, and that determining an appropriate compensation level is a highly subjective endeavor. The analysis of the Committee is not based upon a structured formula and the objectives referred to above are not weighted in any formal manner.

The Company’s executive officers are also executive officers of Marine Products and receive compensation directly from Marine Products. The members of the Company’s Compensation Committee also constitute the Compensation Committee of Marine Products. In determining the compensation for the executive officers at the Company, the Committee considers these dual responsibilities and sources of compensation. The Company sets compensation of its executives at such levels so that the aggregate compensation received from both Marine Products and the Company is reasonable in light of their respective responsibilities and the performance of both companies, and so that the compensation from the Company for services solely to the Company is reasonable. A discussion of the Company’s executive officers’ compensation at Marine Products is contained in its annual Proxy Statement filed with the SEC. During the year, none of the executive officers made recommendations or otherwise contributed input on their own compensation. However, the Compensation Committee may from time to time solicit input from the Chairman when reviewing executive compensation.

Pursuant to the Company’s compensation philosophy, the total annual compensation of its executive officers is primarily comprised of base salary, performance-based incentive cash compensation and stock-based incentive compensation. In addition, the Company provides retirement compensation plans, group welfare benefits and certain perquisites.

We believe a competitive base salary is important to attract, retain and motivate top executives. We believe a performance-based incentive cash compensation plan is valuable in recognizing and rewarding individual achievement. Finally, we believe stock-based incentives make executives “think like owners” and, therefore, align their interests with those of our stockholders.

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The Company does not have any formal stock ownership requirements for its executive officers but notes that its current directors and executive officers are stockholders of the Company, as is disclosed elsewhere in this Proxy Statement. The Company is mindful of the stock ownership of our directors and executive officers but does not believe that it is appropriate to provide a mechanism or formula to take stock ownership (or gains from prior option or stock awards) into account when setting compensation levels. The Company provides in its insider trading policies that directors and executive officers may not sell Company securities short and may not sell puts, calls or other derivative securities tied to our Common Stock.

The Company does not have a formal policy relative to the adjustment or recovery of incentives or awards in the event that the performance measures upon which incentives or awards were based are later restated or otherwise adjusted in a manner that would have reduced the size of an incentive or award. However, as all incentives and awards remain within the discretion of the Compensation Committee, the Committee retains the ability to take any such restatements or adjustments into account in subsequent years. In addition, the Sarbanes-Oxley Act requires in the case of accounting restatements that result from material non-compliance with SEC financial reporting requirements, that Chief Executive Officers and Chief Financial Officers must disgorge bonuses and other incentive-based compensation and profits on stock sales, if the non-compliance results from misconduct.

Base Salary

The salary of each executive officer is determined by the Compensation Committee. In making its determinations, the Committee gives consideration to the recent financial performance of the Company, the magnitude of responsibilities, the scope of the position, individual performance and compensation paid by Marine Products. The Committee solicits input from our Chairman with respect to the performance of our executive officers and their compensation levels. There was no change to the base salaries of the Company’s executive officers in 2013 or 2014 through the date of this proxy statement.

Performance-Based Incentive Cash Compensation

The Company implemented the Performance-Based Incentive Cash Compensation Plan (the “Management Incentive Plan”) for the executive officers in 2006. Under the Management Incentive Plan, the Compensation Committee establishes performance goals annually within ninety days after the commencement of the performance period to which such goals relate. Performance goals for each participant may be based on corporate, business unit/function or individual performance, or a combination of one or more such measures.

In connection with the annual establishment of performance goals, the Compensation Committee sets a target award for each participant in the Management Incentive Plan for the applicable year, which is expressed as a percentage of the participant’s base compensation (the “Target Award”) in effect on the last day of the final pay period of that year. If the participant’s performance goals are based upon a combination of performance measures, the Compensation Committee will weigh the importance of each performance measure by assigning a percentage (the “Weighted Percentage”) to those performance measures. The participant’s cash award amount will also depend in part upon the level of achievement that the participant attained with respect to each such performance measure utilizing the formula set out in the Management Incentive Plan. This formula provides for a performance value(“Performance Value”) which ranges from:

●	threshold performance level (with a Performance Value of 25 percent of the Target Award),

●	target performance level (with a Performance Value up to 100 percent of the Target Award), to

●	superior performance level (with a Performance Value up to 200 percent of the Target Award).

Subject to the limitations set forth below, a participant’s cash award amount for each year under the Management Incentive Plan equals the product of the Target Award multiplied by the Weighted Percentage assigned to each performance measure used for a participant, multiplied by the Performance Value attained for each performance measure, multiplied by base compensation. The Committee will determine the maximum cash award as a percentage of participants’ base compensation for each applicable year.

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For 2013, the Compensation Committee established the target incentive award under the Management Incentive Plan for the Chief Executive Officer and for the other members of executive management at the amounts shown in the table below. The target awards that could be earned under the Management Incentive Plan for 2013 were the same as for the prior year.

Target Award as a
Executive Officer	percentage of base salary
Richard A. Hubbell
President and Chief Executive Officer	100%
Ben M. Palmer
Vice President, Chief Financial Officer and Treasurer	100%
R. Randall Rollins
Chairman of the Board	100%
Linda H. Graham
Vice President and Secretary	40%

The maximum bonus award for each participant under the Plan for 2013 and prior years was established at 150 percent of such participant’s base salary. The performance criteria applicable to the participants under the Management Incentive Plan for 2013 were determined based solely on corporate performance. The Compensation Committee established corporate performance goals for 2013 under the Management Incentive Plan based on cash flow return on invested capital. Return on invested capital (“ROIC”) is a widely used financial performance measure that typically correlates with long term change in stockholder value. The Company has used ROIC as the sole performance goal under the Management Incentive Plan for several years. ROIC is computed as the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to invested capital. Invested capital is generally equal to the aggregate of stockholders’ equity, accumulated depreciation and long-term liabilities. For 2013, the target performance goal established by the Company is in excess of the comparable historical average ROIC of our peers, is in excess of the Company’s weighted average cost of capital, and is an amount which the Company believes represents outstanding financial performance. Under the Management Incentive Plan, the Company must achieve at least 80 percent of the target performance goal for executive officers to be eligible for any bonus award. Bonus awards under the Management Incentive Plan are determined on a sliding scale between the threshold performance level and a superior performance level, which corresponds to 175 percent of the target performance goal. To be eligible for the bonus award under the Management Incentive Plan, the ROIC must be in excess of 16 percent up to a maximum of 35 percent. The Company has consistently followed the same method to compute ROIC, and the Compensation Committee has not exercised discretion to waive the performance goals based on difficult industry conditions or other factors.

The Company operates in a cyclical business where financial performance is influenced by, among other things, changes in oil and natural gas prices. The Company generated ROIC that resulted in 120 percent of the target award in 2013, 192 percent of the target award in 2012 and in excess of 200 percent of the target award in 2011. The level of performance achieved had been trending downward during 2013 and 2012 after a record performance in 2011, consistent with the cyclical nature of industry performance and the performance of our peers.

For 2013, the executive officers earned awards that were higher than target but lower than the superior performance level which qualified the officers to receive bonus awards up to 120 percent of the target incentive award. Performance-based cash compensation earned under the Management Incentive Plan for 2013 was as follows: Mr. Richard A. Hubbell: $1,080,000; Mr. Ben M. Palmer: $450,000; Mr. R. Randall Rollins: $960,000 and Ms. Linda H. Graham: $120,000. For 2014, the target awards, performance goal and maximum awards were established at the same levels as 2013.

Stock Based Incentive Plans

Our Stock Incentive Plan allows for a wide variety of stock based awards such as stock options and restricted stock. We last issued stock options in fiscal year ended 2003 and have no current plans to issue additional stock options. We have never issued any stock appreciation rights. Partially in response to changes relative to the manner in which stock options are accounted for under generally accepted accounting principles, we have modified the structure and composition of the long-term equity based component of our executive compensation. In recent years, we have awarded time-based restricted stock in lieu of granting stock options. The terms and conditions of these awards are described in more detail below.

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Awards under the Company’s Stock Incentive Plan are purely discretionary, are not based upon any specific formula and may or may not be granted in any given fiscal year. For the past three years, we have granted time-based restricted stock to various employees, including our executive officers, in early January during our regularly scheduled meetings of the Compensation Committee during which the Committee reviews executive compensation. Consistent with this practice, we granted restricted stock awards to our executive officers in January 2014, 2013 and 2012 as follows:

Name	2014	2013	2012
Richard A. Hubbell	56,250	75,000	75,000
Ben M. Palmer	33,750	45,000	45,000
R. Randall Rollins	56,250	75,000	75,000
Linda H. Graham	18,750	25,000	22,500

The amount of the aggregate stock based awards to our executive officers in any given year is influenced by the Company’s overall performance. The amount of each grant to our executive officers is influenced in part by the Committee’s subjective assessment of each individual’s respective contributions to achievement of the Company’s long-term goals and objectives. In evaluating individual performance for these purposes, the Committee considers the overall contributions of executive management as a group and the Committee’s subjective assessment of each individual’s relative contribution to that performance rather than specific aspects of each individual’s performance over a short-term period. We expect to continue yearly grants of restricted stock awards although we reserve the right to modify or discontinue this or any of our other compensation practices at any time.

All of our restricted stock awards granted since 2004 have had the same features. The shares vest one-fifth per year beginning on the second anniversary of the grant date. Restricted shares have full voting and dividend rights. However, until the shares vest, they cannot be sold, transferred or pledged. Should the executive leave our employment for any reason prior to the vesting dates (other than due to disability or retirement on or after age 65), the unvested shares will be forfeited. In the event of death or “change in control” as determined by the Board of Directors, all unvested restricted shares shall vest immediately.

Grants are made under our 2004 Stock Incentive Plan and the plan is administered pursuant to Rule 16b-3 of the Securities Exchange Act of 1934.

Employment Agreements

There are no agreements or understandings between the Company and any executive officer which guarantee continued employment or guarantee any level of compensation, including incentive or bonus payments, to the executive officer.

Retirement Plans

The Company maintains a defined benefit pension plan (called the Retirement Income Plan) for all our eligible employees, a non-qualified supplemental retirement plan for our executives and certain other highly compensated employees and a 401(k) Plan for the benefit of all regular full time employees. In 2002, the Company’s Board of Directors approved a resolution to cease all future benefit accruals under the Retirement Income Plan effective March 31, 2002. During 2002, the Company began permitting selected highly compensated employees to defer a portion of their compensation into the Company’s non-qualified Supplemental Retirement Plan (“SRP”). The SRP is described in more detail under the caption “Nonqualified Deferred Compensation” below.

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Other Compensation

Other compensation to our executives includes typical employee benefits such as group medical, dental and vision coverage and group life insurance. The Company provides an automobile (or an automobile allowance) to Messrs. Richard A. Hubbell and Ben M. Palmer.

The following Compensation Committee Report shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the above “Compensation Discussion and Analysis” with management.

Based upon this review and discussion, we have recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board of Directors.

Henry B. Tippie, Chairman
James B. Williams
Larry L. Prince

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company has completed a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company by all directors, officers and greater than 10 percent stockholders subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended. In addition, the Company has a written representation from all directors, officers and greater than 10 percent stockholders from whom no Form 5 was received indicating that no Form 5 filing was required. Based solely on this review, the Company believes that filing requirements of such persons under Section 16 for the fiscal year ended December 31, 2013 have been satisfied.

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EXECUTIVE COMPENSATION

Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the calendar years ended December 31, 2013, 2012 and 2011 of those persons who were at December 31, 2013:

●	our Principal Executive Officer and Principal Financial Officer; and

●	our two other executive officers:

SUMMARY COMPENSATION TABLE

					Change in
					Pension
					Value and
				Non-Equity	Nonqualified
				Incentive	Deferred
			Stock	Plan	Compensation	All Other
		Salary	Awards	Compensation	Earnings	Compensation
Name and Principal Position	Year	($)	($) (1)	($) (2)	($) (3)	($) (4)	Total ($)
Richard A. Hubbell	2013	900,000	1,026,000	1,080,000	––	16,830	3,022,830
President and	2012	900,000	876,750	1,350,000	18,439	13,890	3,159,079
Chief Executive Officer	2011	800,000	869,500	1,200,000	6,230	13,750	2,889,480

Ben M. Palmer	2013	375,000	615,600	450,000	––	19,800	1,460,400
Vice President,	2012	375,000	526,050	562,500	14,224	20,620	1,498,394
Chief Financial Officer and	2011	300,000	521,700	450,000	11,580	18,840	1,302,120
Treasurer

R. Randall Rollins	2013	800,000	1,026,000	960,000	––	––	2,786,000
Chairman of the Board	2012	800,000	876,750	1,200,000	24,168	––	2,900,918
	2011	700,000	869,500	1,050,000	––	––	2,619,500

Linda H. Graham	2013	250,000	342,000	120,000	––	6,360	718,360
Vice President and Secretary	2012	250,000	263,025	192,000	8,763	6,840	720,628
	2011	200,000	260,850	160,000	––	5,580	626,430

(1)
Represents the fair value of the award at the date of grant computed in accordance with ASC Topic 718. Please refer to Note 10 to our Financial Statements contained in our Form 10-K for the period ended December 31, 2013 for a discussion of assumptions used in this computation. For this computation, we do not include an assumption for estimated forfeitures.

(2)	Bonuses under the Management Incentive Plan are accrued in the fiscal year earned and paid in the following fiscal year.

(3)
The actuarial present value of the executive officers’ accumulated benefit under the defined benefit plan decreased during 2013 as follows: Messrs. Richard A. Hubbell $(50,129), Ben M. Palmer $(10,573), R. Randall Rollins $(237,912) and Ms. Linda H. Graham $(45,215). Change represents impact of change in discount rate only as no additional benefits are being accrued.

(4)	All other compensation for 2013 includes the following items for:

Mr. Richard A. Hubbell:	Insurance on automobile provided by the Company, cost of dining club dues, cost of gasoline for personal automobile, and 401(k) Plan Company match of $7,650.

Mr. Ben M. Palmer:	Automobile allowance, cost of gasoline for personal automobile and 401(k) Plan Company match of $6,620.

Ms. Linda H. Graham:	401(k) Plan Company match of $6,360.

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GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts			All Other	Grant Date
		Under Non-Equity			Stock Awards:	Fair Value
		Incentive Plan Awards (1)			Number of Shares	of Stock and
	Grant	Threshold	Target	Maximum	of Stock or Units	Option Awards
Name	Date	($)	($)	($)	(#)	($)(2)
Mr. Richard A. Hubbell	1/22/13	225,000	900,000	1,350,000
	1/22/13				75,000	1,026,000

Mr. Ben M. Palmer	1/22/13	93,750	375,000	562,500
	1/22/13				45,000	615,600

Mr. R. Randall Rollins	1/22/13	200,000	800,000	1,200,000
	1/22/13				75,000	1,026,000

Ms. Linda H. Graham	1/22/13	25,000	100,000	200,000
	1/22/13				25,000	342,000

(1)	These amounts illustrate the potential bonus awards under the Management Incentive Plan for 2013. See Summary Compensation Table on page 28 for actual amounts awarded in 2013.

(2)
These amounts represent aggregate grant date fair value for grants of restricted shares of Common Stock awarded in fiscal year 2013 under the 2004 Stock Incentive Plan computed in accordance with ASC Topic 718. Please refer to Note 10 to our Financial Statements contained in our Form 10-K for the period ended December 31, 2013 for a discussion of assumptions used in this computation. For this computation, we do not include an assumption for estimated forfeitures. Our Form 10-K has been included in our Annual Report and provided to our stockholders.

The table above reflects grants of restricted shares of Company Common Stock under the 2004 Stock Incentive Plan awarded in fiscal year 2013. All grants of restricted shares of Common Stock vest one-fifth per year beginning on the second anniversary of the grant date. Restricted shares have full voting and dividend rights. However, until the shares vest, they cannot be sold, transferred or pledged. Should the executive leave our employment for any reason prior to the vesting dates (other than due to death, disability, change in control or retirement on or after age 65), the unvested shares will be forfeited. We have not issued any stock options since 2003 and have no immediate plans to issue additional stock options.

The Company’s employment contracts with its Chief Executive Officer and the Company’s other executive officers are oral, at will arrangements. All of the executive officers are eligible for annual cash bonuses which are awarded under the Management Incentive Plan. The Compensation Committee’s decisions are based upon broad performance objectives under that plan. The executive officers are eligible to receive shares of Company Common Stock subject to options and restricted shares of Company Common Stock under the Company’s Stock Incentive Plans, in such amounts and with such terms and conditions as determined by the Compensation Committee at the time of grant. All of the executive officers are eligible to participate in the Company’s SRP. The executive officers are eligible to participate in the Company’s regular employee benefit programs, including the 401(k) Plan with Company match, group life insurance, group medical and dental coverage, vision and other group benefit plans. All of the executive officers are eligible for the Retirement Income Plan although benefit accruals were frozen in 2002. For more information on these plans, see “Compensation Discussion and Analysis” on page 22 and “Benefit Plans” on page 31.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The Company does not have any outstanding option awards made in prior years to the executives named in our Summary Compensation Table. The table below sets forth the total number of restricted shares of Common Stock that were granted in prior years to the executives named in our Summary Compensation Table but which have not yet vested, together with the market value of these unvested shares based on the $17.85 closing price of our Common Stock on December 31, 2013.

	Option Awards				Stock Awards
	Number of	Number of
	Securities	Securities			Number of		Market Value
	Underlying	Underlying			Shares or		of Shares or
	Unexercised	Unexercised	Option	Option	Units of Stock		Units of Stock
	Options (#)	Options (#)	Exercise	Expiration	That Have Not		That Have
Name	Exercisable	Unexercisable	Price ($)	Date	Vested (#)		Not Vested ($)

Richard A. Hubbell	––	––	––	––	279,750	(1)	4,993,540
Ben M. Palmer	––	––	––	––	170,100	(1)	3,036,290
R. Randall Rollins	––	––	––	––	279,750	(1)	4,993,540
Linda H. Graham	––	––	––	––	87,550	(1)	1,562,770

(1)  The Company has granted employees time lapse restricted shares that vest one-fifth per year beginning on the second anniversary of the grant date. Shares of restricted stock granted to the executive officers that have not vested as of December 31, 2013 are summarized in the table that follows:

Name	Number of shares	Grant date	Date fully vested

Richard A. Hubbell	9,000	1/22/2008	1/22/2014
	27,000	1/27/2009	1/27/2015
	33,750	1/26/2010	1/26/2016
	60,000	1/25/2011	1/25/2017
	75,000	1/24/2012	1/24/2018
	75,000	1/22/2013	1/22/2019

Ben M. Palmer	4,500	1/22/2008	1/22/2014
	18,000	1/27/2009	1/27/2015
	21,600	1/26/2010	1/26/2016
	36,000	1/25/2011	1/25/2017
	45,000	1/24/2012	1/24/2018
	45,000	1/22/2013	1/22/2019

R. Randall Rollins	9,000	1/22/2008	1/22/2014
	27,000	1/27/2009	1/27/2015
	33,750	1/26/2010	1/26/2016
	60,000	1/25/2011	1/25/2017
	75,000	1/24/2012	1/24/2018
	75,000	1/22/2013	1/22/2019

Linda H. Graham	2,250	1/22/2008	1/22/2014
	9,000	1/27/2009	1/27/2015
	10,800	1/26/2010	1/26/2016
	18,000	1/25/2011	1/25/2017
	22,500	1/24/2012	1/24/2018
	25,000	1/22/2013	1/22/2019

30

OPTION EXERCISES AND STOCK VESTED

The following table sets forth:

●	the number of shares of Common Stock acquired by the executives named in the Summary Compensation Table upon the exercise of stock options during the fiscal year ended December 31, 2013;

●	the aggregate dollar amount realized on the exercise date for such options computed by multiplying the number of shares acquired by the difference between the market value of the shares on the exercise date and the exercise price of the options;

●	the number of restricted shares of Common Stock acquired by the executives named in the Summary Compensation Table upon the vesting of shares during the fiscal year ended December 31, 2013; and

●	the aggregate dollar amount realized on the vesting date for such restricted stock computed by multiplying the number of shares which vested by the market value of the shares on the vesting date.

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise	Acquired on Vesting	Vesting
Name	(#)	($)	(#)	($)
Richard A. Hubbell	––	––	57,750	829,820
Ben M. Palmer	––	––	33,300	479,560
R. Randall Rollins	––	––	57,750	829,820
Linda H. Graham	––	––	17,100	246,200

BENEFIT PLANS

The table below shows the present value of accumulated benefits payable to each of the named executive officers, including the number of years of service credited to each such named executive officer, under the Retirement Income Plan determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. Information regarding the Retirement Income Plan can be found under Note 10 to our Financial Statements contained in our Form 10-K for the period ended December 31, 2013.

Pension Benefits

			Present
			Value of
		Number of	Accumulated	Payments During
		Years Credited	Benefit	Last Fiscal Year
Name	Plan Name	Service (#)	($)	($)
Mr. Richard A. Hubbell	Retirement Income Plan	15	439,290	42,312
Mr. Ben M. Palmer	Retirement Income Plan	4	59,268	––
Mr. R. Randall Rollins	Retirement Income Plan	30	2,218,306	261,576
Ms. Linda H. Graham	Retirement Income Plan	15	414,098	48,708

The Company’s Retirement Income Plan, a trusteed defined benefit pension plan, provides monthly benefits upon retirement at age 65 to eligible employees. In 2002, the Company’s Board of Directors approved a resolution to cease all future benefit accruals under the Retirement Income Plan effective March 31, 2002. Retirement Income Plan benefits are based on the average of the employee’s compensation from the Company for the five consecutive complete calendar years of highest compensation during the last ten consecutive complete calendar years (“final average compensation”) immediately preceding March 31, 2002. The benefits are computed as the product of 1.5 percent of final average compensation multiplied by years of credited service (up to 30 years) reduced by an adjustment for benefits drawn from social security. Adjustments have been made for age and IRS mandated compensation limitations. The final average compensation for Mr. Hubbell is $205,890, Mr. Palmer is $179,900 and Ms. Graham is $127,325.

31

The annual benefit payable at the later of retirement age or 65 for the named executive officers is $261,600 for Mr. Rollins, $42,400 for Mr. Hubbell, $48,800 for Ms. Graham and $9,400 for Mr. Palmer. In accordance with the Internal Revenue Code (as amended by the Economic Growth and Tax Relief Reconciliation Act of 2001), the maximum annual benefit payable to a Retirement Income Plan beneficiary in 2013 was $205,000. Retirement benefits accrued at the end of any calendar year or as of March 31, 2002 will not be reduced or increased by any subsequent changes in the maximum compensation limit.

The Plan also provides reduced early retirement benefits at age 55 or older with 15 or more years of service. Ms. Graham and Mr. Hubbell are voluntarily receiving distributions from the plan even though they have not retired from the Company. In addition, as an owner with stock ownership in excess of five percent of the Company’s voting securities, Mr. Rollins is required to receive mandatory distributions currently, even though he has not retired from the Company. The amount of distributions received during 2013 has been disclosed in the table above and is not subject to change after retirement.

401(k) Plan

Effective July 1, 1984, the Company adopted a qualified retirement plan designed to meet the requirements of Section 401(k) of the Code. The Company makes matching contributions of fifty cents ($0.50) for each dollar ($1.00) of a participant’s contribution to the 401(k) Plan that does not exceed six percent of his or her annual compensation. The only form of benefit payment under the 401(k) Plan is a single lump-sum payment equal to the vested balance in the participant’s account on the date the distribution is processed. Under the 401(k) Plan, the full amount of a participant’s vested accrued benefit is payable upon his termination of employment, retirement, total and permanent disability, or death. Also under the 401(k) Plan, a participant may withdraw his or her pre-tax contributions to the extent of certain specified instances of financial hardship and may withdraw any amount from his or her pre-tax contribution account for any reason after attaining age 59 1/2. In addition, a participant may withdraw any amount from his or her rollover account for any reason. Amounts contributed by the Company to the accounts of the named executive officers under this plan are reported in the “All Other Compensation” column of the Summary Compensation Table on page 28.

NONQUALIFIED DEFERRED COMPENSATION

The SRP has been established as a nonqualified plan that is designed to comply with the provisions of the American Jobs Creation Act of 2004 (including Section 409A of the Internal Revenue Code) for the cash contributions made to certain longer serviced employees in lieu of freezing of benefit accruals effective in 2002; the SRP also has a compensation deferral option for eligible employees. The contributions and deferrals to the SRP are invested in funds held in a rabbi trust.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	contributions in	earnings in last	withdrawals/	balance at last
Name	last FY ($) (1)	last FY ($)	FY ($)	distributions ($)	FYE ($)
Richard A. Hubbell	––	––	41,321	––	303,972
Ben M. Palmer	41,250	––	50,175	33,233	377,433
R. Randall Rollins	––	––	––	––	––
Linda H. Graham	83,500	––	157,162	––	1,196,926

(1)   Includes the following amounts related to the base salary for 2013 which have been deferred by the executive officer pursuant to the SRP and which are included in the Summary Compensation Table: Mr. Ben M. Palmer: $30,000 and Ms. Linda H. Graham: $62,500. The remaining amounts represent deferrals of bonus compensation that were paid in 2013.

The deferral option provides that participants may defer up to 50 percent of their base salary and up to 100 percent of their annual bonus with respect to any given plan year, subject to a $2,000 per plan year minimum. The deferred amounts are voluntarily funded on a monthly basis; salary and bonus deferrals are generally 100 percent vested. Accounts are credited with hypothetical earnings, and/or debited with hypothetical losses, based on the performance of certain “Measurement Funds.” Account values are calculated as if the funds from deferrals and contributions had been converted into shares or other ownership units of selected Measurement Funds by purchasing (or selling, where relevant) such shares or units at the current purchase price of the relevant Measurement Fund at the time of the participant’s selection. The benefits are unsecured general obligations of the Company to the participants, and these obligations rank in parity with the Company’s other unsecured and unsubordinated indebtedness. To the extent that the Company’s obligations under the SRP exceed assets available under the trust, the Company may be required to seek additional funding sources to fund its liability under the SRP.

32

Generally, the SRP provides for distributions of any deferred amounts upon the earliest to occur of a participant’s death, disability, retirement or other termination of employment (a “Termination Event”). However, for any deferrals of base salary and bonus compensation (but not Company contributions), participants are entitled to designate a distribution date which is prior to a Termination Event. The SRP allows a participant to elect to receive distributions in installments or lump-sum payments.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

The following table describes the potential payments and benefits under the Company’s compensation and benefit plans and arrangements to which the named executive officers would be entitled upon termination of employment. There are no other agreements, arrangements or plans that entitle executive officers to severance, perquisites, or other enhanced benefits upon termination of their employment except as described below. Additional payments or benefits to a terminating executive officer would be at the discretion of the Compensation Committee.

In accordance with the terms of the defined benefit plan, the executive officers are not entitled to additional benefits at death or disability. The amounts payable at retirement are disclosed in the “Benefit Plans” section on page 31. The executive officers can choose to receive the amounts accumulated in the SRP either as a lump-sum or in installments at retirement, death or disability. These amounts have been disclosed under the “Nonqualified Deferred Compensation” section on page 32. The table below reflects the incremental restricted shares that would become vested as of December 31, 2013 using the closing market price of $17.85 per share for our Common Stock, as of that date, in the case of retirement, disability, death or change in control.

	Stock Awards
	Number of shares
	underlying unvested	Unrealized value of
Name	stock (#)	unvested stock ($)
Richard A. Hubbell
● Retirement	58,438	1,043,120
● Disability	94,281	1,682,920
● Death	279,750	4,993,540
● Change in control	279,750	4,993,540
Ben M. Palmer
● Retirement	––	––
● Disability	57,288	1,022,590
● Death	170,100	3,036,290
● Change in control	170,100	3,036,290
R. Randall Rollins
● Retirement	58,438	1,043,120
● Disability	94.281	1,682,920
● Death	279,750	4,993,540
● Change in control	279,750	4,993,540
Linda H. Graham
● Retirement	17,738	316,620
● Disability	29.027	518,130
● Death	87,550	1,562,770
● Change in control	87,550	1,562,770

33

Accrued Pay and Regular Retirement Benefits

The amounts shown in the table above do not include the following since they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include:

●	Accrued salary and vacation pay.

●	Distributions of plan balances under the 401(k) Plan.

Pension Benefit and Deferred Compensation

The Retirement Income Plan does not provide for lump sum payments for a participant including executive officers for instances other than retirement. The Retirement Income Plan is described at “Pension Benefits” above. Upon termination, the executive officers will receive a distribution of the balance in their SRP account. These amounts are disclosed under the “Nonqualified Deferred Compensation” section on page 32.

Severance. The Company does not have any severance arrangements for its executives.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Effective with the spin-off in 2001, the Company began providing certain administrative services to Marine Products. The service agreements between Marine Products and the Company provide for the provision of services on a cost reimbursement basis and may be terminated upon six months notice. The services covered by these agreements include administration of certain employee benefit programs and other administrative services. Charges from the Company (or from corporations which are subsidiaries of the Company) for such services aggregated approximately $670,000 in 2013.

During 2013, a subsidiary of RPC conducted business with companies owned by LOR, Inc. Mr. R. Randall Rollins, Chairman, and Mr. Gary W. Rollins, Director, are officers, directors and controlling stockholders of LOR, Inc. In 2013, payments totaling approximately $1,039,000 were made to these LOR, Inc. companies primarily for the purchase of parts and repair services related to certain of RPC’s oilfield operating equipment. RPC believes the charges incurred are at least as favorable as the charges that would have been incurred for similar purchases from unaffiliated third parties.

RPC receives certain administrative services including an allocation for office space from Rollins. The service agreements between Rollins and the Company provide for the provision of services on a cost reimbursement basis and are terminable on six months notice. The services covered by these agreements include office space, administration of certain employee benefit programs, and other administrative services. Charges to the Company (or to corporations which are subsidiaries of the Company) for such services and rent aggregated approximately $83,000 in 2013.

A group that includes the Company’s Chairman of the Board, R. Randall Rollins, his brother Gary W. Rollins who is also a director, and certain companies under their control, possesses in excess of fifty percent of the Company’s voting power. Please refer to the discussion above under the heading, “Corporate Governance and Board of Directors Committees and Meetings, Director Independence and NYSE Requirements, Controlled Company Exemption.” The group discussed above also controls in excess of fifty percent of Marine Products’ voting power.

Our Code of Business Conduct and Ethics for Directors and Executive Officers and Related Party Transactions Policy provides that related party transactions, as defined in Regulation S-K, Item 404(a) must be reviewed, approved and/or ratified by our Nominating and Corporate Governance Committee. As set forth in our Code, our Nominating and Corporate Governance Committee has the responsibility to ensure that it only approves or ratifies related party transactions that are in compliance with applicable law, consistent with the Company’s corporate governance policies (including those relative to conflicts of interest and usurpation of corporate opportunities) and on terms that are deemed to be fair to the Company. The Committee has the authority to hire legal, accounting, financial or other advisors as it may deem necessary or desirable and/or to delegate responsibilities to executive officers of the Company in connection with discharging its duties. A copy of the Code is available on our website at www.rpc.net under the Governance section. All related party transactions for the fiscal year ended December 31, 2013 were reviewed, approved and/or ratified by the Nominating and Corporate Governance Committee in accordance with the Code.

34

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Principal Auditor

Grant Thornton LLP (“Grant Thornton”) served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2013 and 2012.

The Audit Committee has appointed Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Grant Thornton has served as the Company’s independent auditors for many years and is considered by management to be well qualified. Representatives of Grant Thornton are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Aggregate fees billed by the Company’s independent registered public accounting firm are set forth below:

	2013	2012
Audit fees and quarterly reviews (1)	$947,970	$985,250
Audit related fees	––	––
Tax fees	––	––
All other fees	––	––

(1) Audit fees include fees for audit or review services in accordance with generally accepted auditing standards, such as statutory audits and services rendered for compliance with Section 404 of the Sarbanes-Oxley Act.

Pre-approval of Services

All of the services described above were pre-approved by the Company’s Audit Committee. The Audit Committee has determined that the payments made to its independent registered public accounting firm for these services are compatible with maintaining such auditors’ independence. A majority of the hours expended on the principal accountant’s engagement to audit the financial statements of the Company for the year 2013 was attributable to work performed by full-time, permanent employees of the principal accountant.

The Audit Committee is directly responsible for the appointment and termination, compensation, and oversight of the work of the independent registered public accounting firm, including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting. The Audit Committee is responsible for pre-approving all audit and non-audit services provided by the independent registered public accounting firm and ensuring that they are not engaged to perform the specific non-audit services proscribed by law or regulation. The Audit Committee has delegated pre-approval authority to its Chairman with the stipulation that his decision is to be presented to the full Committee at its next scheduled meeting. The Audit Committee has no other pre-approval policies.

35

STOCKHOLDER PROPOSALS

Appropriate proposals of stockholders intended to be presented at the Company’s 2015 Annual Meeting of the Stockholders must be received by the Company by November 17, 2014, in order to be included, pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, in the Proxy Statement and form of proxy relating to that meeting. In accordance with Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, management proxy holders intend to use their discretionary voting authority with respect to any stockholder proposal raised at the Company’s 2015 Annual Meeting as to which the proponent fails to notify the Company on or before January 31, 2015. With regard to such stockholder proposals, if the date of the next Annual Meeting of the Stockholders is advanced or delayed more than 30 calendar days from April 22, 2015, the Company will, in a timely manner, inform its stockholders of the change and of the date by which such proposals must be received.

With respect to stockholder nomination of directors, the Company’s Bylaws provide that nominations for the election of directors may be made by any stockholder entitled to vote for the election of directors. Nominations must comply with an advance notice procedure which generally requires with respect to nominations for directors for election at an Annual Meeting, that written notice be addressed to: Secretary, RPC, Inc., 2170 Piedmont Road NE, Atlanta, Georgia 30324, not less than ninety days prior to the anniversary of the prior year’s Annual Meeting and set forth the name, age, business address and, if known, residence address of the nominee proposed in the notice, the principal occupation or employment of the nominee for the past five years, the nominee’s qualifications, the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings. Other specific requirements related to such notice, including required disclosures concerning the stockholder intending to present the nomination, are set forth in the Company’s Bylaws. Notices of nominations must be received by the Secretary of the Company no later than January 22, 2015 with respect to directors to be elected at the 2015 Annual Meeting of Stockholders.

EXPENSES OF SOLICITATION

The Company will bear the cost of soliciting proxies. Upon request, we will reimburse brokers, dealers and banks, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy material to their beneficial stockholders of record. Solicitation of proxies will be made principally by mail. Proxies also may be solicited in person or by telephone, facsimile or other means by our directors, officers and regular employees. These individuals will receive no additional compensation for these services. The Company has retained Georgeson Shareholder Communications, Inc. to conduct a broker search and to send proxies by mail for an estimated fee of approximately $75,000 including shipping expenses.

36

MISCELLANEOUS

The Company’s Annual Report to Stockholders, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, without exhibits, is being mailed to stockholders with this Proxy Statement.

Upon the written request of any record or beneficial owner of the Company’s Common Stock whose proxy was solicited in connection with the 2014 Annual Meeting of Stockholders, the Company will furnish such owner, without charge, a copy of its Annual Report on Form 10-K, including the financial statements and the financial statement schedules (but without exhibits), for its fiscal year ended December 31, 2013. Requests for a copy of such Annual Report on Form 10-K should be addressed to Ms. Linda H. Graham, Secretary, at RPC, Inc., 2170 Piedmont Road NE, Atlanta, Georgia 30324.

Management knows of no business other than the matters set forth herein which will be presented at the Annual Meeting. In as much as matters not known at this time may come before the Annual Meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the Annual Meeting; and it is the intention of the persons named in the proxy to vote in accordance with their best judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS

Linda H. Graham, Secretary
Atlanta, Georgia
March 17, 2014

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APPENDIX A
RPC, INC.
2014 STOCK INCENTIVE PLAN

SECTION 1. PURPOSES; DEFINITIONS.

The purpose of the RPC, Inc. 2014 Stock Incentive Plan (the “Plan”) is to enable RPC, Inc. (the “Company”) to attract, retain and reward directors and key employees of the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such persons and the Company’s shareholders, by offering such persons performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

For purposes of this Plan, the following terms shall be defined as set forth below:

1.
“Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under this Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity.

2.
“Award” shall mean any award or benefit granted under this Plan, including, without limitation, the grant of Options, SARs, Restricted Stock Unit Awards, Restricted Stock Awards, Performance Stock Awards and Performance Unit Awards. “Award Agreement” shall have the meaning provided in Section 10(h) below.

3.	“Board” means the Board of Directors of the Company.

4.
“Book Value” means, at any given date, (i) the consolidated stockholders’ equity in the Company and its Subsidiaries, as shown on the Company’s consolidated balance sheet as of the end of the immediately preceding fiscal year, subject to such adjustments as the Committee shall in good faith specify at grant, divided by (ii) the number of shares of Outstanding Stock as of such year-end date (as adjusted by the Committee for subsequent events).

5.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings, regulations and guidance thereunder, and any successors to such Code and applicable rulings, regulations and guidance.

6.
“Committee” means the Committee referred to in Section 2 of this Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in this Plan may be exercised by the Board or the Compensation Committee of the Board, as set forth in Section 2 hereof.

7.	“Company” means RPC, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

8.
“Disability” means disability as determined under procedures established by the Committee for purposes of this Plan and shall in all events be consistent with the definition of “disabled” provided in Sections 422(c)(6) and 22(e)(3) of the Code; provided, however, that with respect to an Award subject to Section 409A of the Code that is paid or settled on account of a Participant’s “disability,” the payment or settlement of the Award shall be made only if the Participant has a “disability” as defined in Section 409A of the Code.

9.
“Early Retirement” means retirement with the express written consent of the Committee (given for purposes of this Plan only at or before the time of such retirement) from active employment with the Company and/or any Subsidiary or Affiliate or pursuant to the early retirement provisions of the applicable pension plan of such entity.

10.	“Fair Market Value” means, unless otherwise determined by the Committee, in good faith and having due regard to Section 409A of the Code, as of any given date (the “Valuation Date”):

i.
if the Stock is listed on an established stock exchange or exchanges, the closing price of one share of the Stock as reported on such exchange on the Valuation Date, or if no sale of Stock has been made on any exchange on the Valuation Date, on the next preceding day on which there was a sale of Stock;

ii.
if the Stock is not listed on an established stock exchange but is instead traded over-the-counter, the mean of the dealer “bid” and “ask” prices of the Stock in the over-the-counter market on the applicable day, as reported by the National Association of Securities Dealers, Inc.; and

iii.
if the Stock is not listed on any exchange or traded over-the-counter, the fair market value of the Stock determined by the Committee in good faith and pursuant to a reasonable application of a reasonable valuation method in accordance with the relevant provisions of Section 409A of the Code.

11.	“Incentive Stock Option” means any Stock Option designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

12.	“Non-Employee Director” shall have the meaning set forth in Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended.

A-1

13.	“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

14.	“Normal Retirement” means retirement from active employment with the Company and/or any Subsidiary or Affiliate on or after age 65.

15.
“Other Stock-Based Award” means an Award granted to a Participant under Section 7 below that is valued in whole or in part by reference to, or is otherwise based on, Stock, including, without limitation, Restricted Stock, Restricted Stock Units, Performance-Accelerated Restricted Stock, Performance Stock, Performance Units and Awards (other than Options or SARs) valued by reference to Book Value or Subsidiary performance.

16.
“Outstanding Stock” shall include all outstanding shares of Common Stock, $0.10 par value, of the Company as well as the number of shares of Common Stock into which then outstanding shares of capital stock of the Company, of whatever class, are convertible as of the year-end immediately preceding the date of calculation thereof (as adjusted by the Committee for certain events).

17.
“Participants” shall include those persons who are granted one or more Awards under this Plan, subject to the terms and conditions of this Plan as the Committee shall determine and designate, from time to time, from among those eligible for Award grants hereunder.

18.
“Performance-Accelerated Restricted Stock” means Restricted Stock which is subject to restrictions for a stated period of time based on continued employment, with the opportunity for the restriction period to be shortened based on the achievement of predetermined performance goals.

19.
“Performance Stock” means Stock awarded under Section 7 below at the end of a specified performance period, the amount of which is determined by multiplying a performance factor times either (i) the Fair Market Value of the Stock on the last day of the performance period, or (ii) the difference between the Fair Market Value of the Stock on the first and last days of the performance period, provided, however, that at the discretion of the Committee, Participants may receive the value of Performance Stock in cash, as determined by reference to the Fair Market Value on the date the amount of the award is determined.

20.
“Performance Unit” means an Award pursuant to Section 7 with a starting value and an associated performance period, such that at the end of the performance period Participants receive an amount, payable in either cash or Stock, at the discretion of the Committee, equal to (i) the number of units earned based on a predetermined performance schedule times the starting unit value, or (ii) the number of units granted times the ending unit value based on a predetermined performance schedule.

21.	“Plan” means this RPC, Inc. 2014 Stock Incentive Plan, as hereafter amended from time-to-time.

22.	“Premium Stock Option” means any Stock Option with an exercise price in excess of the Fair Market Value, as computed on the date of grant of the Stock Option.

23.	“Retirement” means Normal or Early Retirement.

24.
“Restricted Stock” means Stock awarded under Section 7 below which is (i) subject to restrictions for a stated period of time based on continued employment, (ii) subject to restrictions which will lapse only upon the achievement of predetermined performance goals, or (iii) subject to a combination of the restrictions described in (i) and (ii) above.

25.
“Restricted Stock Unit” means a bookkeeping entry representing a right granted to a Participant to receive one share of Stock, a cash payment equal to the value of one share of Stock, or a combination thereof, as determined in the sole discretion of the Committee.

26.	“Stock” means the Common Stock, $0.10 par value per share, of the Company.

27.
“Stock Appreciation Right” or “SAR” means the right pursuant to an award granted under Section 6 below to receive an amount in either cash or Stock, equal to the difference between the Fair Market Value of the Stock on the date of exercise and the Fair Market Value of the Stock on the date of grant of the right.

28.	“Stock Option” or “Option” means any option to purchase shares of Stock granted pursuant to Section 5 below.

29.
“Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

30.
“Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired (directly or indirectly) by the Company or with which the Company combines.

A-2

SECTION 2. ADMINISTRATION.

This Plan shall be administered by the Board of Directors or by a Committee of not less than two Non-Employee Directors, who shall be members of the Board and who shall serve at the pleasure of the Board, such Committee to be designated by the Board. Each member of the Committee shall also be an “outside director” as defined in the regulations promulgated pursuant to Section 162(m) of the Code. Except as otherwise directed by the Board, the functions of the Committee specified in this Plan shall be exercised by the Compensation Committee of the Board.

The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Participants under Section 4: (i) Stock Options, including, without limitation, Incentive Stock Options, Non-Qualified Stock Options and Premium Stock Options, (ii) Stock Appreciation Rights and/or (iii) Other Stock-Based Awards, including, without limitation, Restricted Stock, Restricted Stock Units, Performance-Accelerated Restricted Stock, Performance Stock and Performance Units.

In particular, the Committee shall have the authority:

(a)	subject to Section 4 hereof, to select the Participants to whom Stock Options, Stock Appreciation Rights and/or Other Stock-Based Awards may from time to time be granted hereunder;

(b)	to determine whether and to what extent Stock Options, Stock Appreciation Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more Participants;

(c)	to determine the number of shares of Stock to be covered by each such award granted hereunder;

(d)
to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the Award price (if any) and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other Award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

(e)	to determine whether and under what circumstances Stock Options, Stock Appreciation Rights, Performance Stock and Performance Units may be settled in cash; and

(f)
to the extent that Options or SARs have exercise or base prices that exceed the current Fair Market Value of the Stock, the Committee has the discretion, without obtaining shareholder approval, to re-price such Options or SARs and lower their exercise or base prices to prices not lower than the Fair Market Value of the Stock on the date of the action taken to effect the re-pricing. The Committee may also, without obtaining shareholder approval, amend any outstanding Award to provide the holder thereof with additional rights or benefits of the type otherwise permitted by this Plan, including without limitation, extending the term thereof; provided, however, that:

(i) no amendment to the terms of an outstanding Award that is subject to Section 409A of the Code shall cause the Award to violate Section 409A of the Code;

(ii) no amendment to the terms of an outstanding Award that is not subject to Section 409A of the Code shall cause the Award to become subject to Section 409A of the Code; and

(iii)
the term of an outstanding Award shall not be extended beyond the earlier of the latest date the Award would have expired by its original terms or the tenth anniversary of the original grant date of the Award, except that to the extent an Award cannot be exercised because such exercise would violate Federal, state or local laws, then the expiration of such Award shall automatically be tolled for the period during which such exercise would violate applicable law, but no more than 30 days.

The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan.

The Committee may delegate its powers and duties under this Plan to one or more Directors (including a Director who is also an officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under this Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause this Plan not to comply with the requirements of Section 162(m). In addition, the Committee may authorize one or more officers of the Company to grant Options under this Plan, subject to the limitations of Section 157 of the Delaware General Corporation Law; provided, however, that such officers shall not be authorized to grant Options to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act.

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Except as otherwise provided by the Committee, Awards under this Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

Except as otherwise specifically provided herein, all decisions made by the Committee pursuant to the provisions of this Plan shall be made in the Committee’s sole discretion, shall not be subject to review by any person, and shall be final and binding on all persons, including the Company and all Plan Participants.

SECTION 3. STOCK SUBJECT TO PLAN; ADJUSTMENTS.

(a)
Aggregate Maximum Shares Available. Subject to adjustment in accordance with paragraph (d) of this Section 3, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under this Plan shall be 8,000,000 shares of Stock.

(b)
Calculation of Shares Delivered. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary for any of the following reasons, such shares shall not be deemed delivered for purposes of determining the number of shares of Stock remaining available for delivery under this Plan, and will therefore be available for re-grant or re-issuance:

		(i)	the Award is forfeited or canceled;

		(ii)	the Award is settled in cash;

(iii)
such shares are withheld from the Award or otherwise tendered, physically or by attestation, to pay the exercise or purchase price of an Award granted under this Plan, or to satisfy applicable tax withholding obligations incurred in connection with the Award.

The maximum number of shares of Stock available for delivery under this Plan shall not be reduced for shares subject to plans assumed by the Company in an acquisition of an interest in another company or for Substitute Awards.

(c)
Award Limitations. Subject to the aggregate maximum set forth in (a) above and to adjustment in accordance with paragraph (d) of this Section 3 (so long as such adjustment will not affect the status of any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code or intended to qualify as an Incentive Stock Option), the following additional maximums are imposed under this Plan:

	(i)	The full number of shares of Stock available for delivery under this Plan may be delivered pursuant to Incentive Stock Options;

(ii)
The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Sections 5 and 6 (relating to Options and SARs) shall be 200,000 during any fiscal year; and

	(iii)	The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Section 7 (relating to Other Stock-Based Awards) shall be 200,000 during any fiscal year.

(d)	Adjustments.

(i)
In general. Except as provided in this Section 3(d), the existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Furthermore, except as expressly provided in this Section 3 or otherwise expressly provided for in a writing approved by the Board or Committee, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Shares, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Stock Options or other Awards theretofore granted or the purchase or repurchase price per Share.

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(ii)
Changes in Capital Structure. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then the terms and conditions of this Plan and any then outstanding Awards shall be adjusted proportionately in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under this Plan and Awards made hereunder as follows:

	(a)	the number and type of shares that may be granted subject to Awards granted under this Plan;

	(b)	the number and type of Awards that may be granted to any individual under this Plan;

	(c)	the terms of any SAR;

	(d)	the purchase price or repurchase price of any Stock Award;

	(e)	the exercise price and number and class of securities issuable under each outstanding Option; and

	(f)	the repurchase price of any securities substituted for shares underlying Awards that are subject to repurchase rights.

The specific adjustments to be made to effectuate the intent of the preceding sentence shall be determined by the Board or Committee, whose determination in this regard shall be final and binding on all parties. In the event of any other change to the capital structure of the Company, the Board or Committee shall have the discretion to determine what if any adjustments shall be made. Unless the Board or Committee specifies otherwise, any securities issuable as a result of any such adjustments shall be rounded down to the next lower whole security. The Board or Committee need not adopt the same rules for each Award or each holder of Awards.

(iii)
Merger and Consolidation. Any other provision hereof to the contrary notwithstanding (except the preceding paragraphs of this Section 3(d)), in the event the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for their cancellation, for accelerated vesting and accelerated expiration, or for settlement in cash. Notwithstanding the foregoing, any action taken in connection with such merger or reorganization shall not (i) cause an Award that is not otherwise subject to Section 409A of the Code to become subject to such section or (ii) cause an Award that is subject to Section 409A of the Code to violate such section.

SECTION 4. ELIGIBILITY.

Directors, officers and other key employees of the Company or its Subsidiaries and Affiliates who are responsible for or contribute to the growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted Awards under this Plan. Notwithstanding the foregoing, Stock Options and SARs may be granted only to individuals with respect to whom the Company’s Stock will qualify as “Service Recipient Stock” under Section 409A of the Code and Incentive Stock Options may be granted only to employees of the Company and any of its Subsidiaries or Affiliates that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. Furthermore, no director who is not also an employee of the Company shall be eligible to receive Incentive Stock Options.

SECTION 5. STOCK OPTIONS.

Stock Options may be granted under this Plan, in such form as the Committee may from time to time approve.

Stock Options granted under this Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options and Non-Qualified Stock Options may be issued as Premium Stock Options at the discretion of the Board.

Subject to the restrictions contained in Section 4 hereof concerning the grant of Incentive Stock Options, the Committee shall have the authority to grant to any Participant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that the Fair Market Value of the shares with respect to which Incentive Stock Options first become exercisable by an optionee during any calendar year (under this Plan and any other plans granting Incentive Stock Options which are established by the Company or its Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

Options granted under this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

(a)	EXERCISE PRICE. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided that:

	(i)	The exercise price shall not be less than 100% of the Fair Market Value of the Stock on the date of Stock Option grant; and

(ii)
In the case of an Incentive Stock Option granted to an employee who owns stock representing more than 10% of the total combined voting power of all classes of capital stock of the Company or of any of its subsidiary or parent corporations, the exercise price shall not be less than 110% of the Fair Market Value of the Stock on the date of Stock Option grant.

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Notwithstanding the foregoing, a Stock Option (whether an Incentive Stock Option or a Non-Qualified Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Stock Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

(b)
OPTION TERM. The term of each Stock Option shall be determined by the Committee at grant, but no Stock Option shall be exercised more than ten years (or, in the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiary or parent corporations, more than five years) after the date the Option is granted, except that to the extent a Stock Option cannot be exercised because such exercise would violate Federal, state or local laws, then the expiration of such Option shall automatically be tolled for the period during which such exercise would violate applicable law, but no more than 30 days.

(c)
EXERCISABILITY. Stock Options shall be exercised at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time after the grant date in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

(d)
METHOD OF EXERCISE. Subject to whatever installment exercise provisions or other restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased; provided, however, that unless otherwise permitted by the Committee, if exercised in part, a Stock Option may not be exercised for fewer than 100 shares, unless the remaining balance of the Stock Option is less than 100 shares, in which case the Stock Option may be exercised for the remaining balance.

Such notice shall be accompanied by payment in full of the purchase price, either by cash or such instrument as the Committee may accept. Payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee for a period of at least six months, based, in each case, on the Fair Market Value of the Stock on the date the Stock Option is exercised, unless it shall be determined by the Committee, at or after grant, in its sole discretion, that unrestricted Stock is not a permissible form of payment with respect to any Stock Option or Options.

If permitted by the Committee, a Plan Participant may elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to promptly sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

Subject to the immediately preceding paragraph, no shares of Stock shall be issued until full payment therefor has been made. Subject to Section 10(a) and any other limitations set forth in this Plan or relevant Award Agreement, an optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Stock Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if so requested, has given any representations requested pursuant in Section 10(a).

(e)
TERMINATION BY DEATH. Subject to Section 3(d), if an optionee’s employment by the Company and/or any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of twelve months (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(f)
TERMINATION BY REASON OF DISABILITY. Subject to Section 3(d), if an optionee’s employment by the Company and/or any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee or his/her guardian, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee may specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable only pursuant to Section 5(e).

(g)
TERMINATION BY REASON OF RETIREMENT. Subject to Section 3(d), if an optionee’s employment by the Company and/or any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such option-ee may be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, for a period of three months, less one day (or such other period as the Committee may specify at grant), from the date of such termination, or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period of three months less one day (or such other period as the Committee may specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable only pursuant to Section 5(e).

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(h)
OTHER TERMINATION. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at grant, if an optionee’s employment by the Company and/or any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, including without limitation in the case of voluntary or involuntary resignation of employment by the optionee, the entire Stock Option shall thereupon terminate and shall be immediately forfeited, regardless of its vesting status.

(i)
BUYOUT PROVISIONS. The Committee may at any time offer to buy out for a payment in cash or Stock a Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

(j)
FRACTIONAL SHARE. If any adjustment referred to herein shall result in a fractional share for any optionee under any Stock Option hereunder, such fraction shall be completely disregarded and the optionee shall only be entitled to the whole number of shares resulting from such adjustment.

(k)
COMPLIANCE WITH SECTION 422 OF THE CODE. To the extent that any Stock Option which is designated as an Incentive Stock Option hereunder fails for any reason to comply with the provisions of Section 422 of the Code it shall be treated as a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS.

(a)	GRANT AND EXERCISE. The Committee may grant Stock Appreciation Rights under this Plan.

(b)
TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

(i)
The term of each Stock Appreciation Right shall be fixed by the Committee at grant, and no such Stock Appreciation Right shall be exercised more than ten years after the date it is granted, except that, to the extent a Stock Appreciation Right cannot be exercised during its initial term because such exercise would violate Federal, state or local laws, then the expiration of such Award shall automatically be tolled for the period during which such exercise would violate applicable law, but no more than 30 days.

(ii)
Stock Appreciation Rights shall be exercised at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its sole discretion, that any Stock Appreciation Right is exercisable only in installments, the Committee may waive such installment exercise provisions at any time after grant in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

(iii)
Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of Fair Market Value of the Stock on the date of exercise over the Fair Market Value of the Stock on the date of grant (the “Base Price”) multiplied by the number of Stock Appreciation Rights exercised, with the Committee having the right to determine the form of payment.

(iv)
Subject to whatever installment exercise provisions or other restrictions apply hereunder, Stock Appreciation Rights may be exercised in whole or in part at any time during the term thereof by giving written notice of exercise to the Company specifying the number of rights to be exercised.

(v)
Sections 5(e) through (j) hereof shall apply equally to all Stock Appreciation Rights granted pursuant to this Plan, as if each reference therein to a “Stock Option” was instead a reference to a “Stock Appreciation Right.”

SECTION 7. OTHER STOCK-BASED AWARDS.

(a)
ADMINISTRATION. The Committee may grant such Other Stock-Based Awards not described above that the Committee determines to be consistent with the purpose of this Plan and the interests of the Company. Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Other Stock-Based Awards shall be made, the number of shares of Stock to be awarded pursuant to such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period or event.

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The Committee may designate whether any such Awards being granted to any Participant are intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code. Any such Awards designated as intended to be “performance-based compensation” shall be conditioned on the achievement of one or more performance measures. The performance measures that may be used by the Committee for such Awards shall be based on any one or more of the following, as selected by the Committee: increase in stock price, return on capital or increase in pretax earnings of the Company and/or one or more divisions and/or subsidiaries, return on stockholders’ equity of the Company, increase in earnings per share of the Company, sales of the Company and/or one or more divisions and/or subsidiaries, pretax earnings of the Company and/or one or more divisions and/or subsidiaries, net earnings of the Company and/or one or more divisions and/or subsidiaries, control of operating and/or non-operating expenses of the Company and/or one or more divisions and/or subsidiaries, margins of the Company and/or one or more divisions and/or subsidiaries, cash flow of the Company and/or one or more divisions and/or subsidiaries, market price of the Company’s securities, and solely for an Award not intended to constitute “performance-based compensation” under Section 162(m) of the Code, other factors directly tied to the performance of the Company and/or one or more divisions and/or subsidiaries or other performance criteria. For Awards intended to be “performance-based compensation,” the grant of the Awards and the establishment of the performance measures shall be made during the period required under Code Section 162(m).

The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

(b)	TERMS AND CONDITIONS. Other Stock-Based Awards made pursuant to this Section 7 shall be subject to the following terms and conditions:

(i)
Transferability. Subject to the provisions of this Plan and the Award Agreement, Other Stock-Based Awards and shares subject to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, in the case of shares of Stock, prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses, and in all other cases, not at all.

(ii)
Dividends and Interest. Subject to the provisions of this Plan and the Award Agreement and unless otherwise determined by the Committee at grant, the recipient of an Award under this Section 7 shall be entitled to receive interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

(iii)
Vesting and Forfeiture. Any Award under this Section 7 and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion, at grant.

(iv)
Settlement. In the case of any Other Stock-Based Award that is not subject to Section 8(a) below and that is subject to Section 409A of the Code, and that provides for a distribution upon the lapse of a risk of forfeiture, if the timing of such distribution is not otherwise specified in this Plan or Award Agreement or other governing document, the distribution shall be made no later than March 15 of the year following the calendar year in which receipt of such distribution is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code.

(v)
Waivers and Acceleration. In the event of the Participant’s Retirement, Disability or death, and in other instances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations, performance requirements or restrictions imposed (if any) with respect to any or all of an Award under this Section 7 and/or accelerate the payment of cash or Stock pursuant to any such Award; provided, however, that such acceleration of payment shall not result in such Award violating Section 409A of the Code.

(vi) Consideration. Stock (including securities convertible into Stock) issued on a bonus basis under this Section 7 may be issued for no cash consideration, subject to Section 11(a) below.

(vii)
Restricted Stock, Disability or death. Unless otherwise determined by the Committee at grant, and except as otherwise provided by the Committee or permitted by this Plan, if a Participant’s employment by the Company and/or any Subsidiary or Affiliate terminates by reason of (i) permanent Disability in which case a portion of such unvested Restricted Stock may vest as determined by the Committee or (ii) death, in which case all unvested Restricted Stock shall vest immediately.

(viii)
Other Termination of Employment. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at grant, and except as otherwise provided by the Committee or permitted by this Plan, all unvested Other Stock-Based Awards shall be immediately forfeited upon the termination of a Participant’s employment by the Company and/or any Subsidiary or Affiliate for any reason other than Disability or death, including without limitation in the case of voluntary or involuntary resignation of employment by the Participant.

(ix)
Repurchase. The Committee may at any time offer to buy out for a payment in cash or Stock an Other Stock-Based Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

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SECTION 8. RESTRICTED STOCK UNITS; PERFORMANCE STOCK AND UNITS.

In addition to the other terms and provisions of this Plan (including the terms and provisions of Section 7) which apply to Restricted Stock Units, Performance Stock and Performance Units as an Award which is an Other Stock-Based Award, the following terms and provisions shall apply to Restricted Stock Units, Performance Stock and Performance Units:

(a)
Settlement. In all cases, payment of any Restricted Stock Unit, share of Performance Stock or Performance Unit will be made no later than March 15 of the year following the calendar year in which receipt of the payment thereon is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code.

(b)
Performance Stock and Units – death or Disability. Unless otherwise determined by the Committee at grant, and except as otherwise provided by the Committee or permitted by this Plan, if a Participant’s employment by the Company and/or any Subsidiary or Affiliate terminates by reason of death or Disability, the estate of the Participant or the Participant, as applicable, will receive a pro rata portion of the payment or Stock the Participant would have received for Performance Stock or Performance Units, based on the number of full months in the performance period prior to the Participant’s death or Disability, divided by the total number of months in the performance period. All such pro rata payments with respect to Performance Stock and Units shall be made no later than 90 days following the date of the Participant’s death or Disability, as applicable.

(c)
Restricted Stock Units – death and Disability. Unless otherwise determined by the Committee at grant and except as otherwise provided by the Committee or permitted by this Plan, if a Participant’s employment by the Company and/or any Subsidiary or Affiliate terminates by reason of death or Disability, a pro rata portion of the restrictions pertaining to continued employment on any time-vested Restricted Stock Unit will lapse, based on the number of full months the Participant was employed during the restriction period divided by the total number of months in the restriction period. To the extent that any Restricted Stock Unit is subject to performance conditions, the estate of the Participant or the Participant, as applicable, will receive a pro rata portion of the payment or Stock the Participant would have received based on the number of full months in the performance period prior to the Participant’s death or Disability, divided by the total number of months in the performance period. All such pro rata payments of Restricted Stock Units shall be made no later than 90 days following the date of the Participant’s death or Disability, as applicable.

SECTION 9. AMENDMENTS AND TERMINATION.

The Board may amend, alter, or discontinue this Plan, but, except as otherwise provided herein, no amendment, alteration, or discontinuation shall be made which would impair the rights of a Participant under a Stock Option, Stock Appreciation Right or Other Stock-Based Award theretofore granted, without the Participant’s consent, or which, without the approval of the Company’s stockholders, would:

(i)	increase the number of shares that may be issued under this Plan (except by certain adjustments provided for under this Plan);

(ii)	change the class of persons eligible to receive Incentive Stock Options under this Plan;

(iii)	change the requirements of Section 5 hereof regarding the exercise price; or

(iv)	amend this Plan in a manner that would require approval of the Company’s shareholders under applicable law, regulation or rule.

Notwithstanding any of the foregoing, adjustments pursuant to Section 3 shall not be subject to the foregoing limitations of this Section 9.

Options may not be granted under this Plan after the date of termination of this Plan, but Options granted prior to that date shall continue to be exercisable according to their terms.

Subject to the above provisions, the Board shall have broad authority to amend this Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments, without regard to whether such amendment adversely affects an individual Award or the rights of a holder thereof.

Notwithstanding the foregoing provisions of this Section 9 and any other provision of this Plan to the contrary, no action shall be taken under this Section 9 or any other provision of this Plan that would: (i) cause an Award that is not otherwise subject to Section 409A of the Code to become subject to such section or (ii) cause an Award subject to Section 409A of the Code to violate such section.

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SECTION 10. UNFUNDED STATUS OF PLAN.

This Plan is intended to constitute an “unfunded” plan. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

SECTION 11. GENERAL PROVISIONS.

(a)
Compliance with Applicable Law. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Stock under any Award if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter_dealer quotation system or other forum in which shares of Stock are quoted or traded (including, without limitation, Sections 162(m) and 409A or 422 of the Code), and, as a condition of any sale or issuance of shares of Stock under an Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. This Plan, the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver shares of Stock, shall be subject to all applicable laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

In particular, the Company shall not be obligated to sell or issue any shares pursuant to any Option or other Award unless the shares underlying the Award are at the time effectively registered or exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The Company shall have no obligation to register pursuant to the 1933 Act any shares of Stock issued pursuant to this Plan. The Committee may require each person acquiring shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares for investment and without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under this Plan shall be subject to such conditions, stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

The Company shall not issue any shares of Stock under this Plan before the Company has received the consideration to be paid therefor, to the extent required in order for such shares to be “fully paid” under Section 152 of the Delaware General Corporations Law, such consideration to have a value not less than the par value of such shares to the extent required by Section 153 of the Delaware General Corporation Law.

(b)
Other Compensation. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

(c)
No Right to Employment. The adoption of this Plan shall not confer upon any employee of the Company or of any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

(d)
Tax Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Participant for federal income tax purposes with respect to the exercise of any Option or Stock Appreciation Right or any Award under this Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(e)
Dividend Reinvestment. The actual or deemed reinvestment of dividends or dividend equivalents in additional types of Awards at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment, taking into account other Awards then outstanding.

(f)
Governing Law. This Plan and all Awards made and actions taken hereunder shall be governed by and construed in accordance with the Delaware General Corporation Law, to the extent applicable, and in accordance with the laws of the State of Georgia in all other respects.

A-10

(g)	Other Benefits. The value of Awards made pursuant to this Plan shall not be included as part of the definition of “cash compensation” in connection with any other benefit offered by the Company.

(h)
Award Agreements; Electronic Delivery. An Award under this Plan shall be subject to such terms and conditions, not inconsistent with this Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document or other evidence (including evidence in an electronic medium) as is approved by the Committee. A copy of such document or evidence shall be provided to the Participant. Such document or evidence is referred to in this Plan as an “Award Agreement” regardless of whether any Participant signature is required.

The Company may deliver by email or other electronic means (including posting on a web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award thereunder (including without limitation prospectuses required by the SEC) and all other documents that the Company is required to deliver to its security holders (including without limitation annual reports and proxy statements).

(i)
Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction as to any Person or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

(j)	No Liability. Subject to applicable law: (i) no Director shall be liable for anything whatsoever in connection with the exercise of authority under this Plan or the administration of this Plan except such Director’s own willful misconduct; (ii) under no circumstances shall any Director be liable for any act or omission of any other Director; and (iii) in the performance of its functions with respect to this Plan, the Board of Directors or Committee, as the case may be, shall be entitled to rely upon information and advice furnished by the Company’s officers, the Company’s accountants, the Company’s counsel and any other party the Board or Committee deems necessary, and no Director shall be liable for any action taken or not taken in good faith reliance upon any such advice.

SECTION 12. EFFECTIVE DATE OF PLAN.

This Plan shall be effective as the date of its approval by the stockholders of the Company (the “Effective Date”).

SECTION 13. TERM OF PLAN.

No Stock Option, Stock Appreciation Right or Other Stock-Based Award shall be granted pursuant to this Plan on or after the tenth anniversary of the Effective Date of this Plan, but Awards granted prior to such tenth anniversary may extend beyond that date.

A-11

☐

RPC, INC.

Proxy for Annual Meeting of Stockholders on Tuesday, April 22, 2014

Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints GARY W. ROLLINS and R. RANDALL ROLLINS, and each of them, jointly and severally, proxies, with full power of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 22, 2014, at 12:30 P.M. at 2170 Piedmont Road, NE, Atlanta, Georgia 30324, or any adjournment thereof.

The undersigned acknowledges receipt of Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 17, 2014, grants authority to said proxies, or either of them, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting and hereby ratifies and confirms all that said proxies or their substitutes may lawfully do in the undersigned’s name, place, and stead. The undersigned instructs said proxies, or either of them, to vote as stated on the reverse side.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

RPC, INC.

Tuesday, April 22, 2014, 12:30 P.M.

GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Proxy Statement and 2013 Annual Report
http://www.astproxyportal.com/ast/26231/

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

20330303030000000000 1	042214

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED ON PROPOSAL 1, “FOR” ON PROPOSAL 2, “FOR” ON PROPOSAL 3, “FOR” ON PROPOSAL 4 AND “AGAINST” ON PROPOSAL 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Class I Directors:					FOR	AGAINST	ABSTAIN
				2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	O	R. RANDALL ROLLINS
		O	HENRY B. TIPPIE
☐	WITHHOLD AUTHORITY	O	JAMES B. WILLIAMS			FOR	AGAINST	ABSTAIN
	FOR ALL NOMINEES			3.	To approve the proposed 2014 Stock Incentive Plan;	☐	☐	☐

☐	FOR ALL EXCEPT					FOR	AGAINST	ABSTAIN
	(See instructions below)			4.	To hold a nonbinding vote to approve executive compensation;	☐	☐	☐

						FOR	AGAINST	ABSTAIN
				5.	To vote on the stockholder proposal requesting that the Company issue a sustainability report; and	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

ALL PROXIES SIGNED AND RETURNED WILL BE VOTED OR NOT VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, BUT THOSE WITH NO CHOICE INDICATED WILL BE VOTED “FOR” THE ABOVE-NAMED NOMINEES FOR DIRECTOR, “FOR THE RATIFICATION” OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, “FOR THE APPROVAL” OF THE 2014 STOCK INCENTIVE PLAN, “FOR” A NONBINDING VOTE TO APPROVE EXECUTIVE COMPENSATION AND “AGAINST” THE STOCKHOLDER PROPOSAL TO ISSUE A SUSTAINABILITY REPORT. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐	NO POSTAGE REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

RPC, INC.

Tuesday, April 22, 2014, 12:30 P.M.

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.	COMPANY NUMBER

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

ACCOUNT NUMBER

CONTROL NUMBER

SHARES

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Proxy Statement and 2013 Annual Report http://www.astproxyportal.com/ast/26231/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20330303030000000000 1	042214

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED ON PROPOSAL 1, “FOR” ON PROPOSAL 2, “FOR” ON PROPOSAL 3, “FOR” ON PROPOSAL 4 AND “AGAINST” ON PROPOSAL 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Class I Directors:					FOR	AGAINST	ABSTAIN
				2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	O	R. RANDALL ROLLINS
		O	HENRY B. TIPPIE
☐	WITHHOLD AUTHORITY	O	JAMES B. WILLIAMS			FOR	AGAINST	ABSTAIN
	FOR ALL NOMINEES			3.	To approve the proposed 2014 Stock Incentive Plan;	☐	☐	☐

☐	FOR ALL EXCEPT					FOR	AGAINST	ABSTAIN
	(See instructions below)			4.	To hold a nonbinding vote to approve executive compensation;	☐	☐	☐

						FOR	AGAINST	ABSTAIN
				5.	To vote on the stockholder proposal requesting that the Company issue a sustainability report; and	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

ALL PROXIES SIGNED AND RETURNED WILL BE VOTED OR NOT VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, BUT THOSE WITH NO CHOICE INDICATED WILL BE VOTED “FOR” THE ABOVE-NAMED NOMINEES FOR DIRECTOR, “FOR THE RATIFICATION” OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, “FOR THE APPROVAL” OF THE 2014 STOCK INCENTIVE PLAN, “FOR” A NONBINDING VOTE TO APPROVE EXECUTIVE COMPENSATION AND “AGAINST” THE STOCKHOLDER PROPOSAL TO ISSUE A SUSTAINABILITY REPORT. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐	NO POSTAGE REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.